UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

Trans-Lux Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANS-LUX CORPORATION
26 Pearl Street
Norwalk, Connecticut  06850

_________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 26, 2012

_________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) will be held at the Norwalk Public Library, Chess Room – 2nd Floor, 1 Belden Avenue, Norwalk, Connecticut, on June 26, 2012 at 10:00 A.M. local time for the following purposes:

1.
To consider and act upon proposals to amend the Corporation’s Restated Certificate of Incorporation, as amended, to (a) increase authorized shares and reduce the par value of the Corporation’s Common Stock, par value $1.00 and reduce the par value of the Corporation’s Preferred Stock, par value $1.00, (b) remove Class A Stock, par value $1.00, from authorized capital stock, (c) remove Class B Stock, par value $1.00, from authorized capital stock, (d) conform other provisions of Article Fourth of the Corporation’s Restated Certificate of Incorporation, as amended, to reflect items (b) and (c) above, update certain provisions of Article Fourth and set the voting power of the Common Stock, (e) update certain provisions of the Corporation’s Restated Certificate of Incorporation, as amended (including replacing Article Third thereof with a one-sentence statement of the Company’s purpose and replacing Article Fifth thereof with certain provisions relating to the Company’s directors) and (f) update certain provisions of Article Eighth of the Corporation’s Restated Certificate of Incorporation, as amended;

2.
To consider and act upon proposals to amend the Corporation’s Restated Certificate of Incorporation, as amended, to repeal the super-majority voting requirements contained in (a) Articles Ninth and Tenth thereof, (b) Article Fourth thereof and (c) Article Twelfth thereof;

3.
To consider and act upon a proposal to approve the adoption of the 2012 Long-Term Incentive Plan; approval of this Proposal No. 3 is conditioned upon the approval of Proposal No. 1(a); if Proposal No. 1(a) is not approved, then Proposal No. 3 will not pass;

4.	To elect one director to serve for a term of three years and until his successor shall have been duly elected and qualified;

5.	To ratify the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the ensuing fiscal year; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on May 4, 2012 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Angela D. Toppi Corporate Assistant Secretary

Dated and Mailed:	Norwalk, Connecticut
May 18, 2012

The Company has decided to call this Annual Meeting of Stockholders in part to implement certain proposals for which the Company did not secure a sufficient vote at the Company’s Annual Meeting of Stockholders held on March 6, 2012.  Specifically, the Company did not secure sufficient votes as required pursuant to Delaware law in order to effectuate (a) an increase in the Corporation’s authorized Common Stock from 5,500,000 shares to 60,000,000 shares and a corresponding reduction in the par value of the Common Stock from $1.00 to $0.001, (b) the removal of the Company’s Class A and Class B Stock from the Corporation’s Restated Certificate of Incorporation, as amended and (c) the amendment and restatement of the Certificate to remove the super-majority voting requirements from Articles Ninth, Tenth and Twelfth.  The number of votes required for the passage of these proposals is outlined in the section of the Proxy Statement entitled “Voting Required.”  In addition, because the proposal to increase the Corporation’s authorized Common Stock did not receive sufficient votes, the proposal to approve the 2012 Long-Term Incentive Plan was also not approved since its passage was contingent on the passage of an increase in authorized Common Stock and the Company is again asking for stockholder approval of the 2012 Long-Term Incentive Plan.  The Company believes that passage of these proposals will benefit the Company and ultimately you, our stockholders.

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Annual Meeting.  A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT
of
TRANS-LUX CORPORATION

for the Annual Meeting of Stockholders
To Be Held on June 26, 2012
_________________________

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Tuesday, June 26, 2012 (the “Meeting”), and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.  This Proxy Statement and the proxies solicited hereby are being mailed to stockholders on May 18, 2012.  The shares represented by the proxies timely received and properly executed pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Stockholders

The Meeting will be held at the Norwalk Public Library, Chess Room – 2nd Floor, 1 Belden Avenue, Norwalk, Connecticut, on June 26, 2012 at 10:00 A.M. local time.

Purposes of the Meeting

The purposes of the Meeting are to vote upon:  (1)(a) the increase in authorized shares and reduction in the par value of the Company’s Common Stock, par value $1.00 (the “Common Stock”) and reduction in the par value of the Company’s Preferred Stock, par value $1.00 (the “Preferred Stock”), (b) the removal of the Class A Stock, par value $1.00 (the “Class A Stock”) from authorized capital stock, (c) the removal of the Class B Stock, par value $1.00 (the “Class B Stock”) from authorized capital stock, (d) amending other provisions of Article Fourth of the Company’s Restated Certificate of Incorporation (as amended, the “Certificate”) to reflect items (b) and (c) above, to update certain provisions thereof and to set the voting power of the Common Stock, (e) updating certain provisions of the Certificate and (f) updating Article Eighth of the Certificate; (2) the repeal of the super-majority voting requirements contained in (a) Articles Ninth and Tenth of the Certificate, (b) Article Fourth of the Certificate and (c) Article Twelfth of the Certificate; (3) the approval of the adoption of the Corporation’s 2012 Long-Term Incentive Plan; (4) the election of one director to serve for a term of three years, or until his successor shall have been duly elected and qualified; (5) the ratification of the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (6) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

The Company has decided to call the Meeting in part to implement certain proposals for which the Company did not secure a sufficient vote at the Company’s Annual Meeting of Stockholders held on March 6, 2012.  Specifically, the Company did not secure sufficient votes as required pursuant to Delaware law in order to effectuate (a) an increase in the authorized Common Stock from 5,500,000 shares to 60,000,000 shares and a corresponding reduction in the par value of the Common Stock from $1.00 to $0.001, (b) the removal of the Company’s Class A and Class B Stock from the Certificate, and (c) the amendment and restatement of the Certificate to remove the super-majority voting requirements from Articles Ninth, Tenth and Twelfth.  The number of votes required for the passage of these proposals is outlined in the section of this Proxy Statement entitled “Voting Required.” In addition, because the proposal to increase the Corporation’s authorized Common Stock did not receive sufficient votes, the proposal to approve the 2012 Long-Term Incentive Plan was also not approved since its passage was contingent on the passage of the proposal to increase the authorized Common Stock; thus, the Company is again asking for stockholder approval of the 2012 Long-Term Incentive Plan.  The Company believes that passage of these proposals will benefit the Company and ultimately you, our stockholders.

Record Date and Voting

The close of business on May 4, 2012 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Meeting.  There were outstanding as of the close of business on May 4, 2012 and entitled to notice of and to vote at the Meeting, approximately 4,686,923 shares of Common Stock and 416,500 shares of the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) of the Corporation.  Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Series A Preferred Stock is entitled to fifty votes on all matters voted on at the Meeting for an aggregate of 25,511,923 votes.  Except with respect to the requirement of Proposal Numbers 1(a) – 1(d) and 2(b) that the holders of the Common Stock vote as a separate class, and the requirement of Proposal No. 1(a) that the holders of the Series A Preferred Stock vote as a separate class, the holders of Common Stock and Series A Preferred Stock vote together as a single class on all the proposals.

Voting Required

Only stockholders of record of the Common Stock and the Series A Preferred Stock as of the close of business on the Record Date will be entitled to vote at the Meeting.

A majority of the voting power of all shares of the Common Stock and Series A Preferred Stock outstanding must be present or represented by proxy at the Meeting to constitute a quorum; however, (i) with respect to the requirement of Proposal Numbers 1(b), 1(c), 1(d) and 2(b) that the holders of the Common Stock vote as a separate class, a majority of the outstanding shares of the Common Stock, present in person or represented by proxy, constitutes a quorum and (ii) with respect to the requirements of Proposal No. 1(a) that the holders of the Common Stock vote as a separate class and the holders of the Series A Preferred Stock vote as a separate class, a majority of the outstanding shares of the Common Stock as a separate class and a majority of the outstanding shares of the Series A Preferred Stock as a separate class, in each case present in person or represented by proxy, constitutes a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting.  If a quorum is not present (including a quorum with respect to the class vote requirements of Proposal Numbers 1(a) – 1(d) and 2(b)), the Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Proposal Numbers 1(a), 1(b), 1(c) and 1(d) require the affirmative vote of a majority of the shares of Common Stock outstanding voting as a separate and distinct class, whether in person or by proxy, as well as the affirmative vote of a majority of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  In addition, Proposal No. 1(a) requires the affirmative vote of a majority of the shares of Series A Preferred Stock outstanding voting as a separate and distinct class.  Proposal No. 1(e) requires the affirmative vote of a majority of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  Proposal Numbers 1(f) and 2(a) require the affirmative vote of at least four-fifths of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  Proposal Numbers 2(b) and 2(c) require both the affirmative vote of at least four-fifths of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis excluding shares held by Gabelli Funds, LLC and related entities, and Henry Hackel, and the affirmative vote of a majority of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  In addition, Proposal No. 2(b) requires the affirmative vote of a majority of the shares of Common Stock outstanding voting as a separate and distinct class.  Proposal Numbers 3 and 5 require the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  Proposal No. 4 requires a plurality vote.

On May 3, 2012, the Board of Directors of the Corporation unanimously adopted resolutions approving, declaring advisable and recommending to the Corporation’s stockholders the adoption of the Certificate amendments in each of Proposal Numbers 1(a) – 1(f) and 2(a) – 2(c).  The amendments to the Certificate set out in these Proposals are being submitted to stockholders in nine separate proposals (collectively, the “Certificate Proposals”), rather than as a single, unified proposal, in large part because different stockholder votes are required for the approval of each of such Certificate Proposals.  A marked copy of the Certificate is attached to this proxy statement as Appendix A.  It shows all of the proposed changes to the Certificate approved by the Board of Directors, with footnotes to identify the changes to the Certificate within each Certificate Proposal.  Each Certificate Proposal that is approved by the stockholders will be effected by filing an Amended and Restated Certificate of Incorporation that includes the changes constituting that Certificate Proposal with the Office of the Secretary of State of the State of Delaware without regard to whether any of the other Certificate Proposals are approved.  Thus, for example, if all of the Certificate Proposals other than Proposal Numbers 1(a) and 2(b) are approved by the stockholders, an Amended and Restated Certificate of Incorporation reflecting all Certificate Proposals but those contained in Proposal Numbers 1(a) and 2(b) will be filed with the Office of the Secretary of State of the State of Delaware.

With respect to Proposal Numbers 1(a) – 1(f) and 2(a) – 2(c), an abstention will have the same effect as a vote AGAINST the proposal; however, an abstention will have no effect on Proposal Numbers 3-5.  The votes entitled to be cast by stockholders who are not present in person or represented by proxy at the Annual Meeting will also effectively be counted as votes AGAINST Proposal Numbers 1(a) – 1(f) and 2(a) – 2(c), but will have no effect on Proposal Numbers 3 – 5.

Broker Non-Votes

If stockholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on ‘routine’ matters, such as the ratification of the independent registered public accounting firm, but not on ‘non-routine’ proposals, such as the changes to the capitalization of the Company, the removal of the super-majority voting provisions of the Certificate, the approval of the 2012 Long-Term Incentive Plan, and the election of directors.  As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purpose of determining whether there is a quorum at the Meeting, will be treated as a vote AGAINST any Proposal requiring the affirmative vote of a percentage of outstanding stock or outstanding voting power and will have no effect for the purpose of determining whether our stockholders have approved a matter requiring a majority of votes cast affirmatively or negatively or a plurality vote.

How to Vote

You may vote in person at the Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting.

Proxies

A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention:  Corporate Assistant Secretary, or by voting in person at the Meeting.  Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Meeting.  The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

Revoking a Proxy

A proxy may be revoked by delivery of a written statement to the Corporate Assistant Secretary stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting, or by voting in person at the Meeting.

Proxy Solicitation and Expenses

The Company will pay for the entire cost of soliciting proxies on its behalf. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by mail, by telephone, via the internet, press releases or advertisements. Directors and employees will not be paid any additional compensation for soliciting proxies, but Regan and Associates, Inc. (“Regan”), our proxy solicitor, will be paid a fee, estimated to be about $8,000, for rendering solicitation services.

PROPOSALS TO AMEND THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO (a) INCREASE AUTHORIZED SHARES AND REDUCE THE PAR VALUE OF COMMON STOCK AND REDUCE THE PAR VALUE OF PREFERRED STOCK, (b) REMOVE CLASS A STOCK FROM AUTHORIZED CAPITAL STOCK, (c) REMOVE CLASS B STOCK FROM AUTHORIZED CAPITAL STOCK, (d) CONFORM OTHER PROVISIONS OF ARTICLE FOURTH TO REFLECT ITEMS (b) and (c) ABOVE, UPDATE CERTAIN PROVISIONS OF ARTICLE FOURTH AND SET THE VOTING POWER OF THE COMMON STOCK, (e) UPDATE CERTAIN PROVISIONS OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED AND (f) UPDATE ARTICLE EIGHTH OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

Proposal Numbers 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f)
(Items 1(a), 1(b), 1(c), 1(d) 1(e) and 1(f) on Proxy Card)

The Company is proposing to amend the Certificate, in order to (a) increase authorized Common Stock from 5,500,000 shares to 60,000,000 shares and reduce the par value of Common Stock from $1.00 to $0.001 and reduce the par value of Preferred Stock from $1.00 to $0.001, (b) remove the Class A Stock from authorized capital stock (and thus from the Certificate), (c) remove the Class B Stock from authorized capital stock (and thus from the Certificate), (d) conform other provisions of Article Fourth of the Certificate to reflect items (b) and (c) above, update certain provisions of Article Fourth and set the voting power of the Common Stock, (e) update certain provisions of the Certificate and (f) update Article Eighth of the Certificate.

Authorized Shares and Par Value of Common Stock and Par Value of Preferred Stock [Proposal No. 1(a)]

The purpose of the authorization of additional Common Stock and reduction in the par value of Common Stock and Preferred Stock is to provide greater flexibility in the capitalization of the Corporation to meet the constantly changing needs of the Corporation and the marketplace.  The Corporation is currently authorized to issue up to 5,500,000 shares of Common Stock and up to 500,000 shares of Preferred Stock.  In connection with the Company’s Restructuring Plan (as defined on Page 36 of this Proxy Statement), the conversion of the Series A Preferred Stock would result in an additional 20,825,000 shares of Common Stock outstanding, and the exercise of the A Warrants (as hereinafter defined), B Warrants (as hereinafter defined), the Placement Agent Warrants (as hereinafter defined) and the warrants held by Hackel Family Associates LLC would result in an additional 11,010,000 shares of Common Stock outstanding. As a result, upon such conversion and exercise we would have 36,521,923 shares of Common Stock outstanding.  As such, we will be unable to issue the Common Stock underlying the Series A Preferred Stock, the A Warrants, the B Warrants, the Placement Agent Warrants and the warrants held by Hackel Family Associates LLC (and such A Warrants, B Warrants, Placement Agent Warrants and warrants held by Hackel Family Associates LLC will not be exercisable) unless and until we receive stockholder approval of Proposal No. 1(a).

The Corporation has issued 4,165,000 one-year Warrants (the “A Warrants”).  Each A Warrant entitles the holder to purchase (a) one share of the Corporation’s Common Stock and (b) a three-year warrant (the “B Warrants”), at an exercise price of $1.00 per share.  In connection with the Restructuring Plan (as defined on Page 36 of this Proxy Statement), at such time as the Certificate is amended to reduce the par value of the Common Stock to an amount equal to or less than $0.10, the exercise price of the A Warrants shall be reduced to $0.20 per share, subject to such other or further adjustments as may be provided in the A Warrants.  As described above, we will be unable to issue the Common Stock underlying the A Warrants, and such A Warrants will not be exercisable, until Proposal No. 1(a) is approved by stockholders.

The Corporation will issue 4,165,000 three-year Warrants (the “B Warrants”) upon the exercise of A Warrants.  Each B Warrant shall entitle the holder to purchase one share of Common Stock at an exercise price of $1.00 per share.  At such time as the Certificate is amended to reduce the par value of the Common Stock to an amount equal to or less than $0.10, the exercise price of the B Warrants shall be reduced to $0.50 per share, subject to such other or further adjustments as may be provided in the B Warrants.  As described above, we will be unable to issue the Common Stock underlying the B Warrants, and such B Warrants will not be exercisable, until Proposal No. 1(a) is approved by stockholders.

The existing and additional authorized shares of Common Stock may be issued from time to time in connection with equity capital offerings, acquisitions, payments of debt by offering shares in exchange, employee stock option plans or similar plans as set forth in Proposal No. 3 of this Proxy Statement, stock dividends, potential issuance of shares in connection with a joint venture and other corporate purposes.  If Proposal No. 1(a) is approved, the Board of Directors may be in a position to issue such shares without further approval of the stockholders, although certain employee stock options or similar plans may still require stockholder approval.  Although the Corporation is continually alert to acquisitions and other investment opportunities, there have been no previous acquisitions for stock and none are presently contemplated.  There can be no assurance that any such other transactions will ever be consummated.

Changes Related to the Removal of the Class A Stock and Class B Stock and Voting Power of Common Stock [Proposal Numbers 1(b) – 1(d)]

The Corporation presently has authorized 3,000,000 shares of non-voting Class A Stock, none of which are outstanding or have ever been issued.  An additional 3,000,000 shares of Class A Stock were approved by stockholders at the 1998 Annual Meeting of Stockholders, but no Certificate of Amendment was ever filed to authorize the additional number of shares.  The provisions of the Class A Stock provide that the Class A Stock will automatically convert into Common Stock at such time as the Class B Stock is converted into Common Stock.  Since all of the Class B Stock has previously been converted into Common Stock, no additional shares of Class A Stock may be issued pursuant to the “sunset provision.”  In addition, the Certificate provides that the Board can retire (remove) the Class A Stock from the Certificate if no shares are outstanding five years from the date of original authorization in 1995.  Therefore, the Board of Directors is recommending the removal of the Class A Stock from the Certificate.

On December 11, 2009, the stockholders approved the automatic conversion of all Class B Stock into Common Stock in a ratio of 1.3 shares of Common Stock for each share of Class B Stock in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York.  A Certificate of Amendment was filed December 14, 2009 and as a result, all shares of Class B Stock were converted into Common Stock and none are outstanding.  The Class B Stock is super-voting stock, carrying the right to ten votes per share on all matters, including the election of directors. However, the Class B Stock must vote separately as a class on certain amendments to the Certificate and with respect to mergers, consolidations and other extraordinary transactions.  The Class B Stock is entitled to receive cash dividends that are lower than any cash dividends that may be paid on the Common Stock and Class A Stock.  No cash dividends are currently being paid by the Corporation.  No further shares of Class B Stock can be issued without the approval of the holders of Common Stock.  Because all of the Class B Stock has already been converted into Common Stock and no Class B Stock remains outstanding, the Board of Directors is recommending the removal of the Class B Stock from the Certificate.

As part of the removal of the Class A Stock and the Class B Stock from the Certificate, the Corporation proposes that Article Fourth be amended to remove all references to the Class A Stock and Class B Stock.  Specifically, the Corporation proposes the following amendments under Proposal No. 1(d), among others, to Article Fourth with regard to voting requirements pertaining to Class A Stock and Class B Stock:

•	That Article Fourth be amended to remove the requirement that a majority of the shares of the Class B Stock, voting as a separate class, approve any amendment to Article Fourth;

•
That Article Fourth be amended to remove the requirement that a majority of the shares of the Class B Stock, voting as a separate class, approve (i) any merger or consolidation of the Corporation with or into any other corporation other than a subsidiary of the Corporation, (ii) any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other person other than a subsidiary of the Corporation or (iii) any dissolution of the Corporation; and

•
That Article Fourth be amended to remove the requirement that a majority of the shares of the Class B Stock, voting as a separate class, approve any issuance of additional shares of Class B Stock following the initial issuance of the Class B Stock.

If Proposal No. 1(d) is adopted, each holder of Common Stock generally will continue to be entitled to one vote for each share of Common Stock held by such holder.  However, if Proposal No. 1(d) is adopted, then except as otherwise required by law, holders of Common Stock will not be entitled to vote on any amendment to the Certificate that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled to vote thereon pursuant to the Certificate.

The amendments contemplated by Proposal No. 1(d) also eliminate certain unnecessary provisions relating to the Board’s authority to designate series of Preferred Stock, which elimination is not intended to have any substantive effects.

Updates to Certificate [Proposal Numbers 1(e) and 1(f)]

The Corporation proposes to amend the Certificate, originally adopted in 1920, to modernize and clarify certain provisions therein, including eliminating certain unnecessary provisions that are duplicative of the Delaware General Corporation Law.  Among other things, the Corporation proposes to:

•
Replace the list of corporate purposes in Article Third with a general statement, authorized by Delaware law, that the purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Delaware law;

•
Replace Article Fifth, which currently lists the initial subscribers of stock of the Company, with a statement of directors’ authority and a statement that the election of directors need not be by written ballot; and

•	Eliminate certain provisions dealing with the formation of an executive committee of the Board of Directors, the inspection of the Company’s books and records and the place of stockholder meetings.

Such modernizations and clarifications will be effected if Proposal No. 1(e) is adopted.  In addition, certain modernizations and clarifications to Article Eighth will be effected if Proposal No. 1(f) is adopted.  Proposal No. 1(f) is separated from Proposal No. 1(e) because Article Eighth of the Certificate requires (pursuant to current Article Tenth of the Certificate) a super-majority vote for its amendment.

The foregoing summary of Proposal Numbers 1(a) – 1(f) does not purport to be complete and is qualified in its entirety by the markup to the Certificate attached hereto as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO (a) INCREASE AUTHORIZED SHARES AND REDUCE THE PAR VALUE OF THE COMMON STOCK AND REDUCE THE PAR VALUE OF THE PREFERRED STOCK, (b) REMOVE CLASS A STOCK FROM AUTHORIZED CAPITAL STOCK, (c) REMOVE CLASS B STOCK FROM AUTHORIZED CAPITAL STOCK, (d) CONFORM OTHER PROVISIONS OF ARTICLE FOURTH TO REFLECT ITEMS (b) and (c) ABOVE, UPDATE CERTAIN PROVISIONS OF ARTICLE FOURTH AND SET THE VOTING POWER OF THE COMMON STOCK, (e) UPDATE CERTAIN PROVISIONS OF THE CERTIFICATE AND (f) UPDATE ARTICLE EIGHTH OF THE CERTIFICATE.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” ALL SUCH AMENDMENTS TO THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSALS TO REPEAL THE SUPER-MAJORITY VOTING REQUIREMENTS OF ARTICLES (a) NINTH AND TENTH, (b) FOURTH AND (c) TWELFTH OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

Proposal Numbers 2(a), 2(b) and 2(c) (Items 2(a), 2(b) and 2(c) on Proxy Card)

The Corporation is proposing to amend its Certificate by amending Articles Ninth and Tenth, Fourth and Twelfth (collectively, the “Super-Majority Articles”), with the central purpose of eliminating the super-majority voting requirements contained in the Super-Majority Articles.

Following the repeal of the Super-Majority Articles, all actions previously requiring a four-fifths super-majority vote of stockholders under the Certificate (excluding, for purposes of  certain super-majority requirements in Article Fourth and the super-majority requirements in Article Twelfth, shares held by Acquiring Persons (as defined in Article Twelfth)) will thereafter require only the affirmative vote of a simple majority of the voting power of all stockholders voting together as a single class for approval, unless a different vote is required pursuant to law.  Such transactions and other corporate actions include:

•	Amending or repealing any portion of Articles Eighth, Ninth, Tenth and Twelfth of the Certificate;

•	Mergers or consolidations of the Corporation with or into any other corporation other than a subsidiary of the Corporation;

•	Business Combinations with Acquiring Persons (as those terms are defined in Article Twelfth of the Certificate);

•	Any sale, lease, exchange or other disposition of all or substantially all of the Corporation’s assets;

•	Any purchase or other acquisition of all or substantially all of the assets of an Interested Person (as defined in the Certificate); and

•	Any other transaction with an Interested Person (as defined in the Certificate) that requires stockholder approval pursuant to Delaware law.

The purpose of the elimination of the super-majority voting requirements contained in the Super-Majority Articles is to provide greater flexibility for the Corporation in terms of capitalization and to allow the Corporation’s management team to maintain the financial viability of the Corporation by taking advantage of propitious opportunities that may arise in the marketplace.

In accordance with the provisions of the Certificate, the affirmative vote of at least four-fifths (4/5) of the voting power of all outstanding shares of the Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis, whether in person or by proxy, is required to approve Proposal No. 2(a).

In accordance with Delaware law, Proposal Numbers 2(b) and 2(c) require both the affirmative vote of at least four-fifths (4/5) of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis excluding shares held by Gabelli Funds, LLC and related entities, and Henry Hackel, and the affirmative vote of a majority of the voting power of all outstanding Common Stock and Series A Preferred Stock voting together as one class and on an as-converted basis.  In addition, in accordance with the provisions of the Certificate, Proposal No. 2(b) requires the affirmative vote of a majority of the shares of Common Stock outstanding voting as a separate and distinct class.

The description of all of the proposed amendments to the Certificate expounded herein are merely summaries, and thus are qualified in their entirety by reference to the markup to the Certificate, attached as Appendix A to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE PROPOSALS TO
REPEAL THE SUPER-MAJORITY VOTING REQUIREMENTS OF
ARTICLES NINTH AND TENTH, FOURTH AND TWELFTH OF
THE CORPORATION’S RESTATED
CERTIFICATE OF  INCORPORATION, AS AMENDED.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” ALL SUCH AMENDMENTS TO THE CORPORATION’S
RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, UNLESS
THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSAL TO APPROVE THE ADOPTION OF
THE 2012 LONG-TERM INCENTIVE PLAN

Proposal No. 3 (Item 3 on Proxy Card)

APPROVAL OF THIS PROPOSAL NO. 3 IS CONDITIONED UPON THE
APPROVAL OF PROPOSAL NO. 1(a); IF PROPOSAL NO. 1(a) IS NOT
APPROVED, PROPOSAL NO. 3 WILL NOT PASS

The Board of Directors is asking the Corporation’s stockholders to approve the adoption of the Corporation’s 2012 Long-Term Incentive Plan (the “2012 Long-Term Incentive Plan” or the “Plan”) to allow for an aggregate of 5,000,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Corporation’s Board of Directors on July 2, 2010, with amendments adopted by the Corporation’s Board of Directors on December 21, 2011.

The Board of Directors has adopted, subject to stockholder approval, the 2012 Long-Term Incentive Plan in order to provide the Corporation with the ability to grant a variety of equity awards as a valuable tool to help attract, motivate and retain eligible employees and directors of the Corporation.  The Board of Directors has determined that the Corporation should authorize 5,000,000 shares of Common Stock as available under the 2012 Long-Term Incentive Plan to enable the Corporation to grant equity incentive awards at levels deemed appropriate by the Compensation Committee and the Board of Directors.  Currently, the Corporation has no stock incentive plans for employees as all of the Corporation’s previous plans have expired.

Introduction

The objectives of the 2012 Long-Term Incentive Plan are to (a) optimize the profitability and growth of the Corporation through long-term incentives that are consistent with the Corporation’s goals and that link the interests of participants to those of the Corporation’s stockholders; (b) provide participants with incentives for excellence in individual performance; (c) provide flexibility to the Corporation in its ability to motivate, attract and retain the services of participants who make significant contributions to the Corporation’s success and (d) allow participants to share in the success of the Corporation.  The Plan is a broad-based incentive plan that provides for granting stock options, restricted stock units, restricted stock and other awards.  There are no cash awards under the Plan.  Because all awards under the Plan are to be made pursuant to the sole discretion of the Compensation Committee granted under Article 3.2 of the Plan, amounts for awards pertaining to past or future services to be made pursuant to the Plan are currently not determinable.

The Board of Directors believes that the Corporation’s long-term success is dependent upon motivating, attracting and retaining its key employees and directors, and aligning the interests of such individuals with those of the Corporation’s stockholders.  The adoption of the 2012 Long-Term Incentive Plan provides the Compensation Committee the flexibility to continue to make competitive grants to its key employees and directors as part of the Corporation’s overall compensation program.

As of May 4, 2012, we had an aggregate of 29,000 shares of Common Stock subject to options under the Corporation’s previous stock option plans, consisting of 7,500 shares of Common Stock subject to outstanding options under the expired 1995 Stock Option Plan, 2,000 shares of Common Stock subject to outstanding options and 19,500 shares of Common Stock available for future awards under the Corporation’s Non-Employee Director Stock Option Plan.

The closing sale price of the Common Stock on the Over-the-Counter Bulletin Board (the “OTCQB”) on May 14, 2012 was $0.46 per share.

Key Features of the Plan

Limitation on shares authorized.  The aggregate maximum number of shares of Common Stock that awards may be granted to a participant under the 2012 Long-Term Incentive Plan is 3,000,000 shares.

Limitation on term of stock option awards.  The term of each stock option will not exceed ten years.

There may be no repricing or grant of discounted stock options.  The 2012 Long-Term Incentive Plan does not permit the repricing of stock options either by amending an existing award agreement or by substituting a new award at a lower price.  The Plan prohibits the granting of stock options with an exercise price less than the fair market value of the Corporation’s Common Stock, as applicable, on the date of grant.

Plan Summary

The material provisions of the 2012 Long-Term Incentive Plan, as proposed to be adopted pursuant to this Proposal No. 3, are summarized below.  This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2012 Long-Term Incentive Plan attached as Appendix B to this Proxy Statement.

General.  The 2012 Long-Term Incentive Plan permits the grant to eligible participants of equity-based incentive compensation opportunities, including stock options, restricted stock units, restricted stock and other awards.  Each award will be evidenced by an award agreement.

Duration of the Plan.  The 2012 Long-Term Incentive Plan will be effective on the date that the 2012 Long-Term Incentive Plan is approved by our stockholders and will terminate on the ten-year anniversary thereof, unless extended.

Administration.  The 2012 Long-Term Incentive Plan is administered by the Compensation Committee, provided that the Board of Directors may, in its sole discretion, make awards under the Plan.  Subject to the terms of the Plan, the Compensation Committee has the authority to (a) select the individuals who may participate in the Plan; (b) determine the sizes and types of awards that are granted under the Plan; (c) determine the terms and conditions of awards in a manner consistent with the Plan; (d) construe and interpret the Plan and any award agreement or other agreement or instrument entered into or issued under the Plan; (e) establish, amend or waive rules and regulations for the Plan’s administration; (f) amend the terms and conditions of any outstanding award and (g) make all other determinations that may be necessary or advisable for the administration of the Plan.  The Compensation Committee may delegate certain of its responsibilities and authority to other persons, subject to applicable law.

Shares Covered by the Plan.  Under the 2012 Long-Term Incentive Plan, the Corporation may issue a total of 5,000,000 shares of Common Stock, subject to adjustments as provided in the Plan.  The following shares are not taken into account in applying these limitations:  (a) shares covered by the unexercised portion of an option that terminates, expires or is canceled, (b) shares forfeited or repurchased under the Plan, (c) shares covered by awards that are forfeited, canceled or terminated and (d) shares used or withheld in order to pay the exercise or purchase price under an award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an award.

Individual Award Limitations.  The maximum aggregate number of shares that may be granted to any one participant in any one year under the Plan is 2,000,000 with respect to stock options, restricted stock or restricted stock units.

Eligibility.  Awards may be made under the Plan to any employee or director of the Corporation or its subsidiaries.  Currently, there are approximately 140 individuals eligible to participate in the Plan.  For purposes of the Plan, a subsidiary is any entity in which the Corporation has a direct or indirect ownership interest of at least 50% and any entity in which the Corporation holds a direct or indirect ownership interest of less than 50%, but which, in the discretion of the Compensation Committee, is treated as a subsidiary for purposes of the Plan.

Forms of Awards. Stock Options.  The Corporation may grant stock options that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as stock options that do not qualify as ISOs.  Only employees of the Corporation or a subsidiary may be granted ISOs.  Generally, the term of a stock option is ten years; however, different limitations apply to ISOs granted to ten-percent stockholders; in such case, the term may not be greater than five years and the exercise price may not be less than 110% of the fair market value of the respective class of stock on the date the option is granted.

The Compensation Committee may impose such exercise, forfeiture and other terms and conditions as it deems appropriate with respect to stock options.  The exercise price of stock options may be paid (a) in cash or its equivalent, (b) at the discretion of the Compensation Committee, in shares of Common Stock having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying such other requirements as may be imposed by the Compensation Committee (which shares may be previously owned or may be shares that would otherwise have been issuable upon exercise of the option if the exercise price had been paid in cash), (c) at the discretion of the Compensation Committee, partly in cash or its equivalent and partly in shares of Common Stock, (d) through the delivery of irrevocable instructions to a broker to deliver promptly to the Corporation an amount equal to the aggregate exercise price for the shares being purchased or (e) through such other means as shall be prescribed in the award agreement or by the Compensation Committee or the Board of Directors.

The Compensation Committee may establish such exercise and other conditions applicable to a stock option following the termination of the participant’s employment or other service with the Corporation and its subsidiaries as the Compensation Committee deems appropriate on a grant-by-grant basis.

Restricted Stock and Restricted Stock Units.  The Compensation Committee may grant participants restricted stock awards under the Plan.  The Compensation Committee shall impose such conditions and/or restrictions on any shares of restricted stock as the Compensation Committee may determine including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock, transfer restrictions, restrictions based upon the achievement of specific performance goals, time-based restrictions or restrictions under applicable federal or state securities laws.  Subject to such conditions as the Compensation Committee may impose, the recipient of a restricted stock award may be given the rights to vote and receive dividends on shares covered by the award pending the vesting or forfeiture of the shares.

The Compensation Committee may grant participants restricted stock units under the Plan, which generally consists of the right to receive shares of Common Stock as determined by the Compensation Committee in the future.  Each restricted stock unit shall have the value of one respective share of Common Stock, as applicable. Grants of restricted stock units will be subject to the terms and conditions as the Compensation Committee may impose, including, without limitation, continuing employment or service for a specified period of time or satisfaction of specified performance criteria.

Unless the Compensation Committee determines otherwise in its discretion, the holder of restricted stock units will not have any rights of a stockholder (including, without limitation, dividend rights and voting rights) with respect to shares of Common Stock covered by the restricted stock units.

Unless the Compensation Committee determines otherwise, shares of non-vested restricted stock and non-vested restricted stock unit awards will be forfeited upon the recipient’s termination of employment or other service with the Corporation and its subsidiaries.

Other Awards.  The Plan gives the Compensation Committee broad discretion to grant other types of equity-based awards and the payment of Common Stock in lieu of cash under any Corporation incentive bonus plan or program.  Subject to the terms of the Plan, the Compensation Committee, in its sole discretion, shall determine the terms and conditions of such other awards.

Performance-Based Awards.  The Compensation Committee may also grant performance-based awards under the Plan.  In general, performance-based awards provide for the payment of shares of Common Stock upon the achievement of predetermined performance objectives established by the Compensation Committee.  Performance objectives may be based upon any one or more of the following business criteria:

•	income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);
•	return measures (including, but not limited to, return on assets, investment, equity or sales or pre-tax margin);
•	cash flow thresholds;
•	gross revenues;
•	sales results;
•	market share results;
•	economic value added; or
•	share price (including, but not limited to, growth measures and total stockholder return).

The above performance objectives may be applied to an individual, a business unit or division, the Corporation and any one or more of its subsidiaries, or such other operating units as the Compensation Committee may designate.  The above performance objectives may be expressed in absolute or relative terms.

The Compensation Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance objective; provided that awards that are designed to qualify for the “performance-based compensation” exemption from the deduction limitation provisions of Section 162(m) of the Code may not be adjusted upward (although the Compensation Committee shall retain the discretion to adjust such awards downward).  In the case of any award that is granted subject to the condition that a specified performance objective be achieved, no payment under such award shall be made prior to the time that the Compensation Committee certifies in writing that the performance objective has been achieved.

Deferrals.  The Compensation Committee may permit or require a participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due under an award, provided that the deferral arrangement satisfies the applicable election, distribution, timing and other requirements of Section 409A of the Code.

No Right to Employment or Participation.  The Plan shall not interfere with or limit in any way the right of the Corporation or of any subsidiary to terminate any employee’s employment or service at any time, and the Plan shall not confer upon any employee the right to continue in the employ of the Corporation or of any subsidiary.  No employee shall have the right to be selected to receive an award or, having been so selected, to be selected to receive a future award.

Adjustments of Awards.  Generally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization or any partial or complete liquidation of the Corporation, the Corporation will adjust (a) the number of shares of Common Stock that may be issued under the Plan, (b) the number of shares of Common Stock that may be covered by awards made to an individual in any calendar year and (c) the number and price of shares of Common Stock subject to outstanding awards, as may be determined to be appropriate and equitable by the Compensation Committee, in its discretion, to prevent dilution and enlargement of the benefits available under the Plan and the rights of participants.

Change of Control.  In the event of a change of control of the Corporation, the Board of Directors may, in its sole discretion, direct that (a) all option holders shall be permitted to exercise their outstanding options in whole or in part (whether or not otherwise exercisable) immediately prior to such change of control, or (b) if, as part of a change of control transaction, the stockholders of the Corporation receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), the Board of Directors may direct that all options for shares of Common Stock that are outstanding at the time of the change of control transaction shall be converted into options for shares of Exchange Stock, such that the vesting and other terms and conditions of the converted options shall be substantially the same as the vesting and corresponding other terms and conditions of the original options.  The Board of Directors, acting in its discretion, may accelerate vesting of other non-vested awards and cause cash settlements and/or other adjustments to be made to any outstanding awards (including, without limitation, options as it deems appropriate in the context of a change of control transaction, taking into account with respect to other awards the manner in which outstanding options are being treated).  Generally, any outstanding options that are not exercised prior to certain transactions, including a merger where the Corporation is not the surviving entity, a liquidation or a sale of all or substantially all of the Corporation’s assets, will thereupon terminate.

For purposes of the 2012 Long-Term Incentive Plan, a change of control, unless otherwise defined by the Compensation Committee, means:

The Corporation’s stockholders approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

The Corporation’s stockholders approve a plan of complete liquidation of the Corporation or an agreement of sale or disposition of all or substantially all of the Corporation’s assets.

Amendment and Termination of the Plan.  Subject to the terms of the Plan, the Compensation Committee may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided that, unless the Compensation Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until stockholder approval is obtained.

U.S. Federal Income Tax Consequences

Stock Options.  The grant of a stock option under the 2012 Long-Term Incentive Plan is not a taxable event to the participant for federal income tax purposes.  In general, ordinary income is realized upon the exercise of a stock option (other than an ISO) in an amount equal to the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise over the option exercise price paid for the shares.  The Corporation generally will be entitled to a deduction equal to the amount of ordinary income realized by a participant upon the exercise of an option.  The tax basis of shares acquired upon the exercise of a stock option (other than an ISO) is equal to the value of the shares on the date of exercise.  Upon a subsequent sale of the shares, capital gain or loss (long-term or short-term, depending on the holding period of the shares sold) will be realized in an amount equal to the difference between the selling price and the basis of the shares.

No income is realized upon the exercise of an ISO other than for purposes of the alternative minimum tax. Income or loss is realized upon a disposition of shares acquired pursuant to the exercise of an ISO.  If the disposition occurs more than one year after the ISO exercise date and more than two years after the ISO grant date, then gain or loss on the disposition, measured by the difference between the selling price and the option exercise price for the shares, will be long-term capital gain or loss.  If the disposition occurs within one year of the exercise date or within two years of the grant date, then the gain realized on the disposition will be taxable as ordinary income to the extent such gain is not more than the difference between the value of the shares on the date of exercise and the exercise price, and the balance of the gain, if any, will be capital gain.  The Corporation is not entitled to a deduction with respect to the exercise of an ISO; however, in general, it is entitled to a deduction corresponding to the ordinary income realized by a participant upon a disposition of shares acquired pursuant to the exercise of an ISO before the satisfaction of the applicable one and two-year holding period requirements described above.

Restricted Stock Awards and Restricted Stock Units.  In general, a participant will realize ordinary income with respect to Common Stock received pursuant to a restricted stock award at the time the shares become vested in accordance with the terms of the award in an amount equal to the fair market value of the shares at the time they become vested and, except as discussed below, the Corporation is generally entitled to a corresponding deduction.  The participant’s tax basis in the shares will be equal to the ordinary income recognized.  Upon subsequent disposition of the shares, the participant will realize long-term or short-term capital gain or loss, depending on the holding period of the shares sold.

A participant may make an “early income election” within 30 days of the receipt of restricted shares of Common Stock, in which case the participant will realize ordinary income on the date the restricted shares are received equal to the difference between the value of the shares on that date and the amount, if any, paid for the shares.  In such event, any appreciation in the value of the shares after the date of the award will be taxable as capital gain upon a subsequent disposition of the shares.  The Corporation’s deduction is limited to the amount of ordinary income realized by the participant as a result of the early income election.

A participant who receives restricted stock unit awards will be taxed at ordinary income tax rates on the then fair market value of the shares of Common Stock distributed at the time of settlement of the restricted stock unit awards and, except as discussed below, the Corporation will generally be entitled to a tax deduction at that time.  The participant’s tax basis in the shares will equal the amount taxed as ordinary income and, on subsequent disposition, the participant will realize long-term or short-term capital gain or loss.

Other Awards.  Other awards will generally result in ordinary income to the participant at the later of the time of delivery of shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares, or other awards.  Except as discussed below, the Corporation generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will not be entitled to a tax deduction relating to amounts that represent a capital gain to a participant.

Section 162(m) of the Code.  Section 162(m) of the Code (“Section 162(m)”) generally allows the Corporation to obtain tax deductions without limit for performance-based compensation.  The Corporation intends that options and contingent performance awards granted under the 2012 Long-Term Incentive Plan will qualify as performance-based compensation not subject to the $1.0 million deductibility limitations under Section 162(m).

THE ABOVE SUMMARY PERTAINS SOLELY TO CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH AWARDS MADE UNDER THE 2012 LONG-TERM INCENTIVE PLAN AND DOES NOT PURPORT TO BE COMPLETE.  THE SUMMARY DOES NOT ADDRESS ALL FEDERAL INCOME TAX CONSEQUENCES AND IT DOES NOT ADDRESS STATE, LOCAL, AND NON-U.S. TAX CONSIDERATIONS.

Legal Limitations

The issuance of any shares under the 2012 Long-Term Incentive Plan may be subject to prior listing thereof on any exchange on which such shares are traded.  The shares will be held by the participant for investment unless the Corporation registers such shares under the Securities Act of 1933, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE ADOPTION OF
THE 2012 LONG-TERM INCENTIVE PLAN.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY
WILL BE VOTED “FOR” SUCH PLAN UNLESS THE
STOCKHOLDER SPECIFIES OTHERWISE.

ELECTION OF DIRECTOR

Proposal No. 4 (Item 4 on Proxy Card)

The Board of Directors of Trans-Lux Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term.  The Bylaws of the Corporation allow for the Board of Directors to consist of a minimum of five and a maximum of fifteen members. If elected at the Annual Meeting of Stockholders to be held on June 26, 2012, the director listed under Class C below will serve until the Annual Meeting of Stockholders in 2015, or until his successor is duly elected and qualified, and the directors listed under Classes A and B below will continue to serve the terms to which they were elected until the Annual Meeting of Stockholders in 2014 or 2013, respectively, or until their successors are duly elected and qualified.  All of the Directors (other than retired director Howard Modlin) attended the Company’s last Annual Meeting of Stockholders held on March 6, 2012.

Management has no reason to believe that the director will not be available or will not serve if elected, but if the director should not become available to serve, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.  Proxies will be voted “FOR” the nominee unless the stockholder specifies otherwise.

Director Standing for Election

Name	Age	Since	Expiration of Proposed Term
CLASS C
Salvatore J. Zizza	66	2009	2015

Directors Whose Term Continues

Name	Age	Since	Expiration of Term
CLASS A
Jean-Marc (J.M.) Allain	42	2011	2014
George W. Schiele	80	2009	2014

CLASS B
Jean Firstenberg	76	1989	2013
Richard Nummi	53	2012	2013
Elliot Sloyer	47	2012	2013

Set forth below is a summary of the business experience for each of the persons named above and the primary aspects of their experience, qualifications, attributes or skills that led to the conclusion that each individual is qualified to serve on the Board.  The members of the Nominating Committee recommended to the Board that each of the directors listed below serve as members of the Board of Directors.

DIRECTOR STANDING FOR ELECTION – CLASS C:  Three-Year Term Expiring 2015

Salvatore J. Zizza has served as a director since 2009 when he was elected an independent director.  Mr. Zizza was elected Vice Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Zizza is currently the Chairman of Zizza & Co. Ltd.; Chairman of Metropolitan Paper Recycling; Chairman of Bethlehem Advanced Materials; a Director of Hollis-Eden Pharmaceuticals; and a Director of several of the Gabelli open and closed-end funds, including The Gabelli Equity Trust, The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Convertible and Income Securities Fund, The Gabelli Utility Trust Fund, The Gabelli Global Multimedia Trust, The Gabelli Equity Series Fund, The Gabelli Dividend and Income Trust, The Gabelli Gold Fund, The Gabelli International Growth Fund, The Gabelli Global Gold & Natural Resources Fund, and the GAMCO Westwood Funds.  Previously, Mr. Zizza was a Director of Earl Scheib, Inc.  Mr. Zizza was elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allows him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the United States Securities and Exchange Commission (the “SEC”).

DIRECTORS – CLASS A:  Serving a Three-Year Term Expiring 2014

J.M. Allain has served as a director since June 22, 2011.  Mr. Allain became the President and Chief Executive Officer of Trans-Lux Corporation on February 16, 2010.  Previously, Mr. Allain was President of Panasonic, based in Secaucus, New Jersey and Vice President of Duos Technologies.  Mr. Allain has spent his entire career in the high technology field, beginning in the telecommunications and datacom industry with an early adopter of voice over data network technology.  The company was later acquired by telecom giant Alcatel where he took on key roles over several years, both domestically and internationally.  Mr. Allain’s experience in manufacturing spans multiple industries and regions.  Mr. Allain is an expert in outsourcing and has managed operations, marketing and sales for enterprises ranging from start-ups to multi-national companies.  Mr. Allain is also a recognized industry leader in the Electronic and Physical Security fields.  Mr. Allain is an expert in anti-terrorism and the protection of high risk targets and has led deployments of leading-edge integrated systems in high-profile public and private projects.  Mr. Allain’s experience and deep understanding of the operations of the Corporation allow him to make valuable contributions to the Board.

George W. Schiele has served as a director since 2009 when he was elected an independent director.  Mr. Schiele was elected Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Schiele is currently President of George W. Schiele, Inc., a trust management and private investment company; he is also President of four other private companies; a Director of Connecticut Innovations, Inc., the nation’s fourth most active venture capital firm, and Chairman of its Investment Advisory and Investment Committees; Trustee of seven private Trusts; President of one and an Officer and Director of two other private Charitable Foundations; the Managing Partner of two private Investment partnerships; and a Director and Executive Board member of The Yankee Institute.  Mr. Schiele was elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders.  Mr. Schiele’s long experience in previous start-ups and corporate restructurings and his service to other boards of directors allows him to make valuable contributions to the Board.  Mr. Schiele was a participating investor in the Company’s recent restructuring.

DIRECTORS – CLASS B:  Serving a Three-Year Term Expiring 2013

Jean Firstenberg has served as a director since 1989 when she was elected an independent director.  Ms. Firstenberg is President Emerita and a member of the Board of Trustees of the American Film Institute.  She was President and Chief Executive Officer of the American Film Institute from 1980 to 2007.  She is Chairperson of the Citizen’s Stamp Advisory Committee; a member of the Board of Trustees of Women’s Sports Foundation; and was formerly a Trustee of Boston University.  Ms. Firstenberg’s more than twenty years of experience as a director of the Corporation and her prior role as Chairman of the Audit Committee gives her a deep understanding of the operations of the Corporation and allows her to make valuable contributions to the Board.

Richard Nummi has served as a director since March 6, 2012 when he was elected an independent director.  Mr. Nummi is an attorney and is currently responsible for legal oversight and compliance with security industry rules and regulations as Managing Partner of Nummi & Associates, P.A.  Previously, Mr. Nummi was Chief Compliance Officer at INVEST Financial Corporation; Chief Compliance Officer at Jefferson-Pilot Financial; President, Executive Vice President, Chief Compliance Officer, General Counsel and Business Analyst for several top wall street firms; a securities regulator with the U.S. Securities and Exchange Commission; and served in the U.S. Navy in Naval Aviation and Naval Intelligence for 12 years.  Mr. Nummi’s extensive experience in compliance allows him to make valuable contributions to the Board.

Elliot Sloyer has served as a director since March 6, 2012 when he was elected an independent director.  Mr. Sloyer is currently a Managing Member and Portfolio Manager of WestLane Capital Management, LLC, which was founded in 2005, and a Director of Arotech Corporation, a worldwide provider of defense and security products to the military and law enforcement.  Mr. Sloyer was a founder and Managing Director of Harbor Capital Management LLC where he managed portfolios of convertible and distressed securities including bonds, preferred stocks and warrants for 13 years.  Previously, Mr. Sloyer was Director of Convertible Arbitrage Trading at R.F. Lafferty & Company.  Mr. Sloyer’s extensive experience and service to other boards of directors allows him to make valuable contributions to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE APPROVAL OF THE DIRECTOR
STANDING FOR ELECTION LISTED ABOVE.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” THE DIRECTOR NOMINEE UNLESS
THE STOCKHOLDER SPECIFIES OTHERWISE.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 5 (Item 5 on Proxy Card)

Ratification of Appointment of Independent Registered Public Accounting Firm

BDO USA, LLP, (“BDO”) has served as our independent registered public accounting firm since May 17, 2010, when the Audit Committee of the Corporation’s Board of Directors approved their engagement to audit the Corporation’s financial statements for the fiscal year ended December 31, 2010.  The Audit Committee has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2012.

The ratification of the appointment by our Audit Committee of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires the affirmative vote of a majority of the votes cast affirmatively or negatively of Common Stock and Series A Preferred Stock of the Corporation voting in person or by proxy, together as one class and on an as-converted basis.  Although stockholder approval of the appointment is not required by law and is not binding on the Audit Committee, the Committee will take the appointment under advisement if such appointment is not approved by the affirmative vote of a majority of the votes cast at the Meeting.

Representatives of BDO may be present at the Annual Meeting to answer appropriate questions and to make a statement if they wish.

The Audit Committee is not aware of any disagreements between management and BDO regarding accounting principles and their application or otherwise.

Change in Auditors:  UHY LLP (“UHY”) had served as our independent registered public accounting firm when the Audit Committee approved their engagement to audit the Corporation’s financial statements for the fiscal year ended December 31, 2008.  On April 16, 2010, UHY merged its New England practice into Marcum, LLP.  As a result of the merger, UHY declined reappointment as our independent registered public accountant firm for the fiscal year ended December 31, 2010.  There were no disagreements with UHY on any matter of accounting principles and their application or otherwise.  As a result of the aforementioned merger, UHY issued a letter dated April 20, 2010, addressed to the Securities and Exchange Commission, stating that UHY agrees that there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

UHY reported on the Corporation’s financial statements for the year ended December 31, 2009.  There were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make a reference to the subject matter in conjunction with their report on the Corporation’s consolidated financial statements or such year; and there were no reportable events, as listed in Item 304 (a) (1) (v) of Regulation S-K.

During the year ended December 31, 2009 and through the date of the Audit Committee’s decision to engage BDO, the Corporation did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, or any other matter or reportable events listed in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

Audit Committee Pre-Approval of Independent Auditor Services:  All audit services provided by BDO for 2011 and 2010 were approved by the Audit Committee in advance of the work being performed.

Audit Fees:  BDO audit fees were $160,000 in 2011 and $166,000 in 2010.  BDO audit fees for both 2011 and 2010 included, but were not limited to, fees associated with the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q and reviews of the Corporation’s proxy statements.  UHY audit fees were $5,000 in 2010.  UHY audit fees for 2010 included fees associated with the review of the Corporation’s 2010 Form 10-K.

Audit-Related Fees:  There were no audit-related services provided by BDO in 2011 or in 2010.

Tax Fees:  BDO did not provide any tax services during 2011 or in 2010.

All Other Fees:  BDO did not provide any non-audit related services during 2011 or in 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
PROPOSAL TO RATIFY THE APPOINTMENT OF BDO, AS
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO AUDIT THE FINANCIAL STATEMENTS OF THE
CORPORATION FOR THE 2012 FISCAL YEAR.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP, AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE
FINANCIAL STATEMENTS OF THE CORPORATION FOR
THE 2012 FISCAL YEAR UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of May 4, 2012 (or such other date specified) with respect to the beneficial ownership of Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Common Stock and who is deemed to be such beneficial owner of Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table and (iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date:

Name, Status and Mailing Address	Number of Shares Beneficially Owned		Percent of Class (%)
5% Stockholders:
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	14,055,000	(1)	75.2

Henry Hackel 80 Broad Street New York, NY 10004-3303	425,750	(2)	9.1

Non-Employee Directors:
Jean Firstenberg	1,420	(3)	*
Richard Nummi	-		*
George W. Schiele	175,500	(4)	3.6
Elliot Sloyer	350,000	(5)	6.9
Salvatore J. Zizza	500	(6)	*

Named Executive Officers:
J.M. Allain	52,000	(7)	1.1
Angela D. Toppi	6,000	(8)	*
Konstantinos (Kostas) Ktistakis	-		*
Andrew Aldrich	-		*
Kristin A. Kreuder	-		*
All directors and executive officers as a group	585,420	(9)	11.2

*Represents less than 1% of total number of outstanding shares.

(1)
Based on Schedule 13D dated November 21, 2011 by Mario J. Gabelli, GGCP, Inc., Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has sole voting power and sole dispositive power over such shares.  The amount includes 14,000,000 shares of Common Stock acquirable upon conversion of 200,000 shares of Series A Preferred Stock, 2,000,000 A Warrants and 2,000,000 B Warrants.  In addition, on February 10, 2012, Gabelli Equity Series Funds, Inc. – The Gabelli Small Cap Growth Fund filed a Schedule 13G relating to the aforementioned 14,055,000 shares.

(2)
Based on Schedule 13D dated February 6, 2012 by Henry Hackel.  All securities included herein are held by Mr. Hackel individually in accounts managed by Mr. Hackel.  This table does not include a warrant to purchase 24 Units (each Unit consisting of (a) 50,000 shares of Common Stock, par value $1.00 per share, and (b) 10,000 warrants to purchase (i) one fully paid and nonassessable share of the Company’s Common Stock, and (ii) one warrant to purchase one fully paid and nonassessable share of the Common Stock) issued to R.F. Lafferty & Co., of which Mr. Hackel is President.  This table also does not include a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00 per share issued to Hackel Family Associates LLC.  Mr. Hackel has voting and dispositive power over all shares held by R.F. Lafferty & Co. and Hackel Family Associates LLC.

(3)	The amount includes 1,000 shares of Common Stock acquirable upon exercises of stock options.

(4)
The amount includes 175,000 shares of Common Stock acquirable upon conversion of 2,500 shares of Series A Preferred Stock, 25,000 A Warrants and 25,000 B Warrants and 500 shares of Common Stock acquirable upon exercise of stock options.

(5)
The amount includes 350,000 shares of Common Stock acquirable upon conversion of 5,000 shares of Series A Preferred Stock, 50,000 A Warrants and 50,000 B Warrants, which are owned by WestLane Equity Income Fund LP, of which Mr. Sloyer exercises voting and investment control as fund manager and investor.

(6)	Mr. Zizza disclaims any interest in the shares set forth in footnote 1 above. The amount includes 500 shares of Common Stock acquirable on the exercise of stock options.

(7)	The amount includes 50,000 shares of restricted stock granted on February 16, 2010 which vested on the two-year anniversary date of grant.

(8)	The amount includes 5,000 shares of Common Stock acquirable upon exercise of stock options.

(9)	The amount includes 7,000 shares of Common Stock, as set forth in footnotes above, which members of the group have the right to acquire by exercise of stock options (including director stock options).

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Board of Directors held five meetings during 2011.  All directors attended 75% or more of such meetings and of the committee meetings for which they were members.  The Corporation does not have a formal policy regarding directors’ attendance at annual stockholders meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the Annual Meeting of Stockholders in person, although attendance by teleconference is considered adequate.  The Corporation recognizes that attendance of the board members at all meetings may not be possible and excuses absences for good cause.

Non-employee directors are due to receive an annual fee of $10,000, as well as $1,000 for each meeting of the Board attended and $500 for telephonic meetings, while employee directors are not entitled to receive any fees.  Mr. George Schiele and Mr. Salvatore Zizza, the Chairman and Vice Chairman, respectively, receive an annual fee of $15,000 each as well as $1,500 for each meeting of the Board attended and $750 for telephonic meetings.  Fees for members of the Board and Committees are determined annually by the entire Board of Directors based on review of compensation paid by other similar size companies, the amounts currently paid by the Company, the overall policy for determining compensation paid to officers and employees of the Company and the general financial condition of the Company.  During 2010 and 2011, certain board members deferred payment of their fees.  In lieu of a cash payment, certain board members and former board members have agreed to receive restricted shares of Common Stock which shall contain a legend under the Securities Act of 1933 and which shall not be transferable unless and until registered.

Corporate Governance Policies and Procedures

The Board of Directors has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Corporation’s website at www.trans-lux.com.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board of Directors adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Corporate Leadership Structure

Two separate individuals serve as the Corporation’s Chairman of the Board and Chief Executive Officer.  The Chairman is not an executive officer.  The Chairman provides leadership to the Board in the fulfillment of its responsibilities in presiding over Board meetings; he also presides over all meetings of the stockholders.  The Chief Executive Officer is responsible for directing the operational activities of the Corporation.

Risk Management

Our Board and Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Corporation and operations of the Corporation and other relevant information, especially cash management and risks associated with the Corporation’s financial position and operations.

Communication with the Board of Directors

Security holders are permitted to communicate with the members of the Board by forwarding written communications to the Corporation’s Corporate Secretary at the Corporation’s headquarters in Norwalk, Connecticut.  The Corporate Secretary will present all communications, as received and without screening, to the Board at its next regularly scheduled meeting.

Committees of the Board of Directors

The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Nominating Committee.

Compensation Committee

The members of the Compensation Committee of the Board of Directors are Ms. Firstenberg and Messrs. Sloyer and Zizza.  The Compensation Committee operates under a formal written charter approved by the Compensation Committee and adopted by the Board of Directors.  The Compensation Committee reviews compensation and other benefits.  The Compensation Committee held one meeting in 2011.  None of the members of the Compensation Committee is or has been an officer or employee of the Corporation.  There are no Compensation Committee interlock relationships with respect to the Corporation.  Members of said Committee receive a fee of $320 for each meeting of the Committee they attend and the Chairperson, Ms. Firstenberg, receives an annual fee of $1,600.

Audit Committee

The members of the Audit Committee of the Board of Directors are Messrs. Zizza, Nummi and Sloyer.  The Audit Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors, a copy of which is available on the Corporation’s website at http://www.trans-lux.com/about/investor-information.  The Board of Directors had determined that Mr. Zizza meets the definition of “audit committee financial expert” set forth in Item 407 of Regulation S-K, as promulgated by the SEC.  The Audit Committee held three meetings in 2011.  The responsibilities of the Audit Committee include the appointment of the independent registered public accounting firm, review of the audit function and material aspects thereof with the Corporation’s independent registered public accounting firm, and compliance with the Corporation’s policies and applicable laws and regulations.  Members of said Committee receive a fee of $400 for each meeting of the Committee they attend and the Chairman, Mr. Zizza, receives an annual fee of $2,400 and $100 for each quarterly telephonic meeting with the independent auditors.

Nominating Committee

The members of the Nominating Committee of the Board of Directors are Ms. Firstenberg and Mr. Zizza, each of who is independent in accordance with the Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Nominating Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors.  The Nominating Committee recommends for consideration by the Board of Directors, nominees for election of directors at the Corporation’s Annual Meeting of Stockholders.  Director nominees are considered on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Corporation’s business and willingness to devote time and effort to Board responsibilities.  The Nominating Committee had one meeting in 2011 to discuss, among other things, nominating the directors for election by our stockholders at the Annual Meeting of Stockholders held March 6, 2012.

The Nominating Committee does not have a separate policy regarding diversity of the Board.  George W. Schiele and Salvatore J. Zizza (the “Gamco Nominees”) were elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders.  If either of them or their replacements is unwilling or unable to serve as a director prior to the 2012 Annual Meeting of Stockholders, the Corporation, consistent with duties and obligations under Delaware law, shall use its best efforts to replace said director with a nominee suggested by the Gabelli parties:  the Settlement Group, consisting of Gabelli Funds, LLC, Gamco Asset Management, Inc., Gabelli Cap Growth Fund, Gabelli Global Multimedia Trust, Inc., Gabelli Dividend and Income Trust and Gabelli Convertible Fund.

Corporate Governance Committee

The Board of Directors has not established a corporate governance committee.  The Board of Directors acts as the corporate governance committee.

Independence of Non-Employee Directors

A director is considered independent if the Board of Directors determines that the director does not have any direct or indirect material relationship with the Corporation.  Mr. Allain is an employee of the Corporation and, therefore, has been determined by the Board to fall outside the definition of “independent director.”  Messrs. Nummi, Schiele, Sloyer and Zizza and Ms. Firstenberg are non-employee directors of the Corporation.  The Board of Directors has determined that Messrs. Nummi, Schiele, Sloyer and Zizza and Ms. Firstenberg are “independent directors” since they had no relationship with the Corporation other than their status and payment as non-employee directors, and as stockholders.  The Board of Directors has determined that Messrs. Nummi, Sloyer and Zizza are independent under the SEC’s audit committee independence standards.

Non-Employee Director Stock Option Plan

The Board of Directors has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 30,000 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows:  a minimum of 500 stock options are granted for each director; an additional 500 stock options are granted if a director has served for five years or more; an additional 500 stock options are granted if a director has served for ten years or more; and an additional 1,000 stock options are granted if a director has served for twenty years or more. Such options are exercisable at any time upon the first anniversary of the grant date.  The Corporation grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.

Compensation of Directors

The following table represents director compensation for 2011:

Name	Year	Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J.M. Allain (1)	2011	640	-	-	-	-	-	640
Glenn Angiolillo (2)	2011	4,000	-	-	-	-	-	4,000
Jean Firstenberg	2011	4,320	-	-	-	-	-	4,320
Howard S. Modlin (3)	2011	6,000	-	-	-	-	-	6,000
Michael R. Mulcahy (4)	2011	4,400	-	-	-	-	25,094	29,494
George W. Schiele	2011	34,720	-	-	-	-	-	34,720
Angela D. Toppi (5)	2011	2,400	-	-	-	-	-	2,400
Salvatore J. Zizza	2011	36,700	-	-	-	-	-	36,700

(1)	Mr. Allain was appointed a director by the Board of Directors on June 22, 2011.
(2)	Mr. Angiolillo resigned from the Board of Directors on November 28, 2011.
(3)	Mr. Modlin retired from the Board of Directors on March 6, 2012.
(4)
All other compensation consists of medical insurance premiums paid and cash surrender value of all life insurance policy transferred to Mr. Mulcahy.  Mr. Mulcahy retired from the Board of Directors on March 6, 2012.

(5)	Ms. Toppi resigned from the Board of Directors on March 6, 2012.

Audit Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act of 1933 (“Securities Act”) or Exchange Act.

The following is a report of the Audit Committee of the Board of Directors:

The three members of the Audit Committee of the Board of Directors listed below are independent directors as defined by Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Board of Directors has adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation’s independent registered public accounting firm.  Management is responsible for the preparation of the Corporation’s financial statements and the financial reporting process, including the system of internal controls.  The independent registered public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee’s responsibility is to oversee these processes.

The Audit Committee has met and held discussions with management and the independent registered public accountants.  The Audit Committee has reviewed and discussed the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Corporation’s independent registered public accountants have provided to the Audit Committee the written disclosures and the letter required under Independence Standards of the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence.”  The Audit Committee also considered the compatibilities of non-audit services with the accountants’ independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Corporation’s audited consolidated financial statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31 2011.  The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on April 16, 2012.

The Audit Committee has discussed the overall scope and plans for the audit with the independent registered public accountants.  The Audit Committee will meet with the independent accountants, with and without management present, to discuss the results of their examination and the overall quality of the Corporation’s financial reporting.

Independent Registered Public Accounting Firms’ Fees

During the year ended December 31, 2011, audit fees of $160,000 were paid or accrued to BDO, the Corporation’s independent registered public accounting firm.  Audit fees for 2011 were for the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q and a review of the Corporation’s proxy statement.

As described above in Proposal No. 5, the Corporation changed auditors from UHY to BDO during the year 2010.  During the year ended December 31, 2010, audit fees of $166,000 were paid to BDO, and audit fees of $5,000 were paid to UHY.  BDO audit fees for 2010 included fees associated with the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q and review of the Corporation’s proxy statement.  UHY audit fees for 2010 included fees associated with the review of the Corporation’s 2010 Form 10-K.

The Audit Committee of the Board of Directors has considered the absence of non-audit services by the auditors for financial information systems design and implementation and absence of all other non-audit services as compatible with maintaining the auditor’s independence.

This report is submitted by the Audit Committee.  Its members are:

Salvatore J. Zizza, Chairman
Richard Nummi
Elliot Sloyer

COMPENSATION OF EXECUTIVE OFFICERS
AND TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

All matters concerning executive compensation for the Chief Executive Officer and other executive officers whose annual base salaries are over $200,000 per year are considered by the Corporation’s Compensation Committee.  Our compensation structure for our executives is designed to attract individuals with the skills necessary for us to achieve our business plan, to reward those individuals for successful performance over time, and to retain those executives who continue to perform at or above our expectations, without incurring risk-taking incentives that may adversely affect the Corporation.  Our executives’ compensation has three primary components:  a base salary and stock option/restricted stock awards.

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals.  We also take into account the base salaries paid by similarly sized companies and the base salaries of other companies with which we believe we compete for talent.  To this end, we subscribe to certain executive compensation surveys and other databases and review them at least annually; but also when making crucial executive hiring decisions, or at the end of the term of any employment agreements into which we enter.

Cash Incentive Bonus.  We design the cash incentive bonuses for our executives to focus the executive on achieving key financial and/or operational objectives within a yearly time horizon, as described in more detail below.  Our President and Chief Executive Officer, J.M. Allain, receives a cash incentive bonus as a primary component of his compensation package.

Stock Option/Restricted Stock Awards.  We occasionally grant stock options or restricted stock relating to employment agreements and/or to reward long-term performance.  We believe that such compensation incentivizes each executive to create value for the Corporation, and ties executive performance directly to the financial performance of the Corporation as a whole.  We take into consideration the executives tenure with the Corporation, as well as the availability of options, in addition to the executive’s performance in determining grants of options and restricted stock awards.

We view the three primary components of our executive compensation as related but distinct.  Although we review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information we deem relevant, such as the survey data referred to above.  We believe that salary and cash incentive bonuses are primary considerations and that stock options/restricted stock awards are secondary considerations.  Except as described below, we have not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.  This is due to the small size of our executive team, and our need to remain flexible and to tailor each executive’s award to attract and retain that executive.  For example, the Corporation, as an inducement to Mr. Allain to enter into his initial employment contract, granted him 50,000 restricted shares of Common Stock which vested 50% on the one year anniversary and the remaining 50% after two years; this sort of inducement granting of restricted stock was unprecedented at the time, but our flexible compensation structure allowed us to reach this mutually beneficial arrangement.

In addition to the three primary components of compensation described above, we provide our executives with benefits that are generally available to our salaried employees.  These benefits include health and medical benefits, flexible spending plans, life insurance and short and long-term disability.  We also may provide our executives with severance, as described in more detail below.

No stock options were awarded during 2011 to any employees, and therefore, the Corporation did not record any related compensation expense.  There are no stock option plans currently in effect providing for the grant of new options to employees.  For this reason, among the other reasons described in Proposal No. 3 above, the Corporation asks its stockholders to vote to approve Proposal No. 3 hereof to adopt a new 2012 Long-Term Incentive Plan for officers, directors and employees.

Cash Incentive Bonus.  Cash incentive bonuses for our executives are established as part of their respective individual employment agreements, as applicable.  Currently, J.M. Allain, our President and Chief Executive Officer, is the only executive officer of the Corporation entitled to a cash incentive bonus; his cash incentive bonus is determined in accordance with the terms of his employment agreement with the Company.  As a general matter, the Compensation Committee is responsible for determining all criteria for the provision of any cash incentive bonuses awarded by the Corporation, and any such decisions by the Compensation Committee must be approved by the Board of Directors at the time any employment agreement contemplating a cash incentive bonus is entered into.  Based on the financial standing of the Corporation, no cash incentive bonuses were paid for the year ended December 31, 2011.

Supplemental Executive Retirement Agreement.  In accordance with the former President and Chief Executive Officer’s agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Other Benefits.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, group life and disability insurance, and our 401(k) plan, in each case on the same basis as our other employees.  There were no special benefits or perquisites provided to any executive officer in 2011.

Compensation Consultants.  The Corporation has not engaged the services of any outside compensation consultant for 2011.

Compensation Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or Exchange Act.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee.  Its members are:

Jean Firstenberg, Chairperson
Elliot Sloyer
Salvatore Zizza

Compensation of Executive Officers

The following table provides certain summary information for the last two fiscal years of the Corporation concerning compensation paid or accrued by the Corporation and its subsidiaries to or on behalf of the Corporation’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers of the Corporation:

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value of Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
J.M. Allain	2011	254,808	-	-	-	-	-	18,640	273,448
President and Chief Executive Officer	2010	215,145	-	48,500	-	-	-	15,000	278,645

Angela D. Toppi	2011	173,269	-	-	-	-	-	4,180	177,449
Executive Vice President, Chief Financial Officer and Assistant Secretary	2010	173,535	-	-	-	-	-	3,244	176,779

Kostas Ktistakis (2)	2011	-	-	-	-	-	-	-	-
Executive Vice President	2010	-	-	-	-	-	-	-	-

Andrew Aldrich (3)	2011	120,000	-	-	-	-	-	-	120,000
Senior Vice President and Chief Strategy Officer	2010	-	-	-	-	-	-	-	-

Kristin A. Kreuder (4)	2011	93,473	-	-	-	-	-	-	93,473
Vice President, General Counsel and Secretary	2010	-	-	-	-	-	-	-	-

(1)	See “All Other Compensation” below for further details.
(2)	Elected an Executive Officer on March 6, 2012.
(3)	Elected an Executive Officer on June 22, 2011.
(4)	Elected an Executive Officer on March 6, 2012. Ms. Kreuder began employment on February 14, 2011 and the data above represents payment for work on a part-time basis for a portion of the year.

All Other Compensation

During 2011 and 2010, “All Other Compensation” consisted of director and/or trustee fees, insurance premiums and other items.  The following is a table of amounts per named individual:

Name	Year	Director and/or Trustee Fees ($)	Insurance Premiums ($)	Other ($) (1)	Total All Other Compensation ($)
J.M. Allain	2011	640	-	18,000	18,640
	2010	-	-	15,000	15,000
Angela D. Toppi	2011	2,400	1,780	-	4,180
	2010	1,360	1,884	-	3,244
Kostas Ktistakis	2011	-	-	-	-
	2010	-	-	-	-
Andrew Aldrich	2011	-	-	-	-
	2010	-	-	-	-
Kristin A. Kreuder	2011	-	-	-	-
	2010	-	-	-	-

(1)	Other consists of vehicle allowance.

Stock Option Plans and Stock Options

Through 2005, the Company had a long-term incentive plan (the “Expired Long-Term Incentive Plan”) and had the ability to grant stock options, to employees, which provided for the grant of incentive stock options at fair market value on the date of grant.  Any awards made pursuant to the Expired Long-Term Incentive Plan became exercisable upon the first anniversary of the grant date, expire on the tenth anniversary of the grant date, and survive the expiration of the Expired Long-Term Incentive Plan, so long as the option holder remains employed with the Corporation as of the exercise date.

The Company also had a Non-Employee Director Stock Option Plan which provided for the grant of incentive stock options priced at fair market value as of the date of grant.  The plan has expired and no further options of this kind may be granted unless the 2012 Long-Term Incentive Plan is approved pursuant to Proposal No. 3 of this Proxy Statement. Options currently outstanding and listed in the table immediately below became exercisable on the first anniversary of the grant date, and will expire on the sixth anniversary of the grant date, so long as the grantee remains a director of the Corporation before the exercise date.  There were no stock options granted in fiscal 2011 to the named executive officers, and no stock options were exercised in fiscal 2011.

The following table sets forth information as to the named executive officers with respect to the value realized on exercise of stock options and fiscal year end option values:

Aggregate Option Exercises in Last Fiscal
Year And Fiscal Year End Option Values

	Option Exercises		Number of Unexercised Options at Fiscal Year End	Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
J.M. Allain	None	-	-/-	-/-
Angela D. Toppi	None	-	5,000/-	-/-
Kostas Ktistakis	None	-	-/-	-/-
Andrew Aldrich	None	-	-/-	-/-
Kristin A. Kreuder	None	-	-/-	-/-

(1)	Market value of underlying securities at fiscal year-end, minus the exercise price.

The following table sets forth information as to the named executive officers with respect to unexercised options and equity incentive plan awards as of the end of the fiscal year:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options #	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Angela D. Toppi	5,000	-	7.00	03/24/14	-	-	-	-

Non-Employee Director Stock Option Plan

The Board of Directors has previously established a Non-Employee Director Stock Option Plan, which as amended, covers a maximum of 30,000 shares for grant.  Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on 10 or more years of service and an additional 1,000 stock options based on 20 or more years of service.  Additional stock options are granted upon the expiration or exercise of any such option, which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

The stockholders are being asked to consider and act upon Proposal No. 3 to approve the adoption of the 2012 Long-Term Incentive Plan, which approval is conditioned upon the approval of Proposal No. 1(a); if Proposal No. 1(a) is not approved, then Proposal No. 3 to approve the adoption of the 2012 Long-Term Incentive Plan will not pass.

Retirement Plan

The Company made a cash contribution of $605,000 during 2011, which was less than the minimum required contribution, to the Company’s retirement plan for all eligible employees and the eligible individuals listed in the Summary Compensation Table.  The Company has filed requests for waivers of the 2009 and 2010 minimum funding standard as permitted under 412(d) of the Internal Revenue Code and section 303 of the Employee Retirement Income Security Act of 1974.

The Company’s retirement plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $250,000 is the legislated annual cap on determining the final average salary and $195,000 is the maximum legislated annual benefit payable from a qualified pension plan.

As of January 1, 2012, Ms. Toppi had 17 years of credited service.  As of December 31, 2003, the benefit service under the pension plan had been frozen, and, accordingly, no further years of credited service have been allowed, and as of April 30, 2009, the benefit under the pension plan has been frozen, and, accordingly, there is no further increase in benefit being accrued.  The normal annual retirement benefit for Ms. Toppi is approximately $36,000.

Supplemental Executive Retirement Agreement

In accordance with the former President and Chief Executive Officer’s agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Certain Transactions

During the year 2011, there were no transactions requiring disclosure.

Employment Agreement

The Corporation executed an employment agreement with J.M. Allain on February 16, 2010 (the “First Allain Agreement”) which expired on February 16, 2012.  Mr. Allain was appointed as President and Chief Executive Officer of the Corporation at that time.  After the First Allain Agreement expired, the Corporation entered into a new employment agreement with Mr. Allain (the “Second Allain Agreement”) with a term of three years and under which Mr. Allain was to remain the President and Chief Executive Officer of the Corporation.  The Second Allain Agreement provides for compensation at the annual rate of $275,000 per annum, with a minimum raise of 6% per annum if the Corporation has a positive level of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) during a given year.  Mr. Allain is entitled under the Second Allain Agreement to receive an annual bonus based on the Corporations yearly EBITDA.  The Second Allain Agreement further provides that, on its effective date, Mr. Allain became entitled to a grant of warrants to purchase 2,000,000 shares of the Corporation’s Common Stock, 50% of which are exercisable at $0.40 per share and 50% of which are exercisable at $0.60 per share.  The Second Allain Agreement entitles Mr. Allain to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement (including membership at the Core Club in New York City), and certain employee benefits generally available to employees of the Corporation.  The Second Allain Agreement provides for certain severance benefits depending on whether Mr. Allain leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the Second Allain Agreement.  The Second Allain Agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.

The foregoing is merely a summary of the Second Allain Agreement and is qualified in its entirety by reference to the text of the Second Allain Agreement as filed with the SEC as Exhibit 10.2 to the Form 8-K filed by the Corporation on March 12, 2012.

THE CORPORATION’S RESTRUCTURING TRANSACTION

The Corporation has completed the previously announced financial restructuring and recapitalization (the “Restructuring Plan”) of the Corporation.  The Corporation raised an aggregate $8,330,000 (the “Offering”) via the issuance of 416,500 shares of the Series A Preferred Stock having a stated value of $20.00 per share and 10,000 one-year warrants (the “A Warrants”).  The Series A Preferred Stock is convertible into fifty (50) shares of the Corporation’s Common Stock, par value $1.00 per share.  Each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to stockholders of the Corporation and shall be entitled to fifty (50) votes for each share of Series A Preferred Stock owned at the record date.  Upon filing an Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Common Stock so that there is an adequate amount of shares of authorized Common Stock for issuance upon conversion of the Series A Preferred Stock, the shares of Series A Preferred Stock will be automatically converted into Common Stock (and such conversion will require no action on behalf of the Corporation or the holder of the Series A Preferred Stock).  Each share of Series A Preferred Stock shall convert into fifty (50) shares of Common Stock of the Corporation.  Each A Warrant shall entitle the holder to purchase (a) one share of the Corporation’s Common Stock and (b) a three-year warrant (the “B Warrants”), at an exercise price of $1.00 per share.  At such time as the Amended and Restated Certificate of Incorporation is filed reducing the par value of the Common Stock to an amount equal to or less than $0.10, the exercise price of the A Warrants shall be reduced to $0.20 per share, subject to such other or further adjustments as may be provided in the A Warrants.  Each B Warrant shall entitle the holder to purchase one share of the Corporation’s Common Stock at an exercise price of $1.00 per share.  At such time as the Amended and Restated Certificate of Incorporation is filed reducing the par value of the Common Stock to an amount equal to or less than $0.10, the exercise price of the B Warrants shall be reduced to $0.50 per share, subject to such other or further adjustments as may be provided in the B Warrants.

The gross proceeds to the Corporation from the sale of the Series A Preferred Stock offered was $8,330,000.  The net proceeds of the Offering were used to fund the restructuring of the Company’s outstanding debt (the “Restructuring”), which included:  (1) a cash settlement to holders of the 8¼% Limited Convertible Senior Subordinated Notes due 2012  (“Notes”) in the amount of $2,019,600; (2) a cash settlement to holders of the 9½% Subordinated Debentures due 2012 (“Debentures”) in the amount of $71,800; (3) a payment on the Company’s outstanding term loan with the senior lender in the amount of $320,833 and (4) a payment of $1.0 million on the Company’s outstanding revolving loan with the senior lender.  The net proceeds of the Offering remaining after the payments to the holders of the Notes and the Debentures and to the senior lender were used to pay the remaining $3.0 million outstanding under the revolving loan with the senior lender and for working capital.

The Placement Agent received a commission of six percent (6%) of the principal amount of Series A Preferred Stock sold to investors not introduced to the Placement Agent by the Corporation, and two percent (2%) of the principal amount of Series A Preferred Stock sold to investors introduced to the Placement Agent by the Corporation, for a maximum amount of commissions of $320,000.  The Placement Agent also received a non-accountable expense allowance of one percent (1%) of such gross proceeds, for a maximum amount of unaccountable expenses of $80,000.  The Placement Agent received $200,000 at closing and $200,000 is payable pursuant to a promissory note due 12 months from closing bearing interest at the rate of 4.0% per annum.  In addition, the Placement Agent received a three (3) year warrant covering a number of the securities equal to six percent (6%) of (i) the total number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and (ii) the A Warrants sold to investors in the Offering (the “Placement Agent Warrants”); provided, however, that for purposes of the calculation of the amount of Placement Agent Warrants issued to the Placement Agent, the maximum gross proceeds to the Corporation from the sale of the Series A Preferred Stock offered was $8,000,000.  The A Warrants issuable upon exercise of the Placement Agent Warrants (and the B Warrants issuable upon exercise of the A Warrants underlying the Placement Agent Warrants) are substantially the same as the A Warrants (and B Warrants) sold to the investors in the Offering, except that they shall have the following exercise periods:  (i) A Warrants issuable upon exercise of the Placement Agent Warrants shall be exercisable for a period of one (1) year from the date of exercise of the Placement Agent Warrants; and (ii) the B Warrants issuable upon exercise of the A Warrants underlying the Placement Agent Warrants shall be exercisable for a period equal to the longer of (a) three (3) years from the closing date of the Offering or (b) one (1) year from the date or exercise of the A Warrants underlying the Placement Agent Warrants. The Placement Agent Warrants will be exercisable at a price of $0.50 (which, because they have a lower exercise price than the current par value of the Company’s Common Stock, cannot be exercised unless Proposal No. 1(a) is approved by the stockholders), and the A Warrants and B Warrants issuable upon exercise of the Placement Agent Warrants will be exercisable at a price of $1.00 per share (subject to adjustment to $0.20 per share in the case of the A Warrants and $0.50 per share in the case of the B Warrants, as described herein).  Unless and until the par value of our Common Stock is lowered to $0.001 pursuant to Proposal No. 1(a), above, the Placement Agent Warrants cannot be exercised.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Corporation’s executive officers and directors are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Corporation.

Based solely on a review of the copies of reports furnished to the Corporation for the year ended December 31, 2011, the Corporation’s executive officers and directors have complied with the Section 16(a) filing requirements, with the exception of two Form 3s filed late due to a delay in obtaining a Securities and Exchange Commission CIK code in order to electronically file the report, although timely requested.

STOCKHOLDER PROPOSALS – 2013 ANNUAL MEETING

If any stockholder desires to submit a stockholder proposal for inclusion in the Corporation’s proxy materials relating to the 2013 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, such proposal must be received by the Corporation’s Corporate Assistant Secretary on or before January 14, 2013 and comply with the terms of, and be required to be included in the Corporation’s proxy materials under, Exchange Act Rule 14a-8.

If any stockholder desires to submit a stockholder proposal not for inclusion in the Corporation’s proxy materials but for action upon at the 2013 Annual Meeting of Stockholders, such proposal must be received by the Corporation’s Corporate Secretary on or before January 14, 2013.  Such proposal must comply with the requirements of Article 5(b) of the Corporation’s Bylaws for consideration at the 2013 Annual Meeting of Stockholders.

Nominations for directors to be voted on at the 2013 Annual Meeting of Stockholders must be made in accordance with Article 5(c) of the Corporation’s Bylaws as to both form and substance, and must be received on or before February 26, 2013 for consideration at the 2013 Annual Meeting of Stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
26 Pearl Street
Norwalk, Connecticut 06850
Attn:  Investor Relations
Phone:  (203) 853-4321

You can also read the proxy statement and the 2011 annual report through the internet at our website at www.trans-lux.com/about/investor-information.

By Order of the Board of Directors,

/s/ Angela D. Toppi

Angela D. Toppi Corporate Assistant Secretary

Dated and Mailed:	Norwalk, Connecticut
May 18, 2012

APPENDIX A

On May 3, 2012, the Board of Directors of the Corporation unanimously adopted resolutions approving, declaring advisable and recommending to the Corporation’s stockholders the adoption of the Certificate amendments in each of Proposal Numbers 1(a) – 1(f) and 2(a) – 2(c).  The amendments to the Corporation’s Restated Certificate of Incorporation, as amended (the “Certificate”) set out in these Proposals are being submitted to stockholders in nine separate proposals (collectively, the “Certificate Proposals”), rather than as a single, unified proposal, in large part because different stockholder votes are required for the approval of each of such Certificate Proposals.

Below is a marked copy of the Certificate showing all of the proposed changes approved by the Board of Directors, with footnotes to identify the changes to the Certificate within each Certificate Proposal.  All Certificate Proposals that are approved by the stockholders will be effected by filing an Amended and Restated Certificate of Incorporation that includes the changes constituting the approved Certificate Proposals with the Office of the Secretary of State of the State of Delaware without regard to whether any of the other Certificate Proposals are approved.  Thus, for example, if all of the Certificate Proposals other than Proposal Numbers 1(a) and 2(b) are approved by the stockholders, an Amended and Restated Certificate of Incorporation reflecting all Certificate Proposals but those contained in Proposal Numbers 1(a) and 2(b) will be filed with the Office of the Secretary of State of the State of Delaware.

Additions to the Certificate are identified with double underlined text.  Subtractions from the Certificate are identified with strike through text.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TRANS-LUX CORPORATION

FIRST:1 The name of this ~~c~~Corporation is TRANS-LUX CORPORATION (the “Corporation”).

SECOND:2 ~~Its principal~~The registered office of the Corporation in the State of Delaware is ~~to be~~ located at ~~1013 Centre~~2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware, 19808, and the name ~~and address~~ of its ~~resident~~ registered agent at such address is The Prentice-Hall Corporation System, Inc.~~, of 1013 Centre Road in the City of Wilmington, County of New Castle, Delaware.~~

THIRD:3 The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.  ~~The nature of the business, and the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all of the things herein mentioned, and in any part of the world, as fully and to the same extent as natural persons might or could do, viz:~~

~~(1)                      To manufacture, buy, sell, exchange, hire, lease and otherwise deal with and deal in moving picture screens and moving picture supplies of all kinds and descriptions whatsoever, for either moving or stationary pictures.~~

~~(2)           To manufacture, buy, sell, exchange, hire, and lease goods, wares and merchandise, products and articles, substances and things of every kind, nature and description.~~

1 Amendments to Article First will be effected if Proposal 1(e) is adopted.

2 Amendments to Article Second will be effected if Proposal 1(e) is adopted.

3 Amendments to Article Third will be effected if Proposal 1(e) is adopted.

 ~~(3)           To build, purchase, or otherwise acquire, develop, install, lease, rent, charter, own, manage, operate, use, mortgage, pledge or otherwise encumber, sell, lease, exchange or otherwise handle, deal with or dispose of real property, improved or unimproved, manufacturing plants, stores, warehouses and other buildings, docks, vessels, transportation facilities of every sort, with all equipment and other property, real, personal or mixed, deemed by the corporation to be necessary or advisable for its purposes.~~

~~(4)           To apply for, obtain, register, purchase, lease or otherwise acquire and hold, own, use, operate, introduce, sell, assign, or otherwise dispose of and deal with any and all licenses, easements, trademarks, trade names, brands and distinctive marks, and rights analogous thereto, concessions, copyrights and patent rights, whether issued or applied for or not, and all inventions, improvements, formulae, information, and processes used in connection with or secured under letters patent of the United States or elsewhere or otherwise; and to use, exercise, develop, grant licenses in respect of, or otherwise turn to account, any thereof, and, with a view to the working and development of the same, carry on any lawful business whatsoever, whether manufacturing or otherwise, which the corporation may deem calculated directly or indirectly to accomplish its objects or any of them.~~

~~(5)           To make, purchase, or otherwise acquire, deal in, enter into and perform, contracts of every sort and kind in connection with the business and powers herein stated with any individual, firm, association or corporation (private, public, quasi-public, or municipal) and with the government of the United States, or of any state, territory, colony, or other sub-division or possession thereof, or of any foreign government, state, territory, colony, or other subdivision or possession thereof.~~

~~(6)           To acquire, for the purposes herein set forth, the whole or any part of the assets, business, goodwill, inventions, formulae, process, contracts, bills, notes and accounts receivable, rights and property of all kinds, and to undertake and assume the whole or any part of the liabilities of any person, firm, association or corporation within the limits of law, and to pay for the same and/or for any other property, real or personal, which the corporation may acquire, in cash, stock of this corporation of any class or classes, bonds or otherwise; to hold, own, mortgage, pledge, encumber, use, operate, develop, manage, hire, lease, rent, assign, transfer, exchange, trade and deal in and with, sell and convey, or in any manner dispose of, the whole or any part of the property so acquired; to conduct in any lawful manner the whole or any part of any business so acquired and to exercise all the powers necessary or convenient in and about the conduct and management of such business.~~

~~(7)           To purchase, or otherwise acquire, hold, own, sell, guarantee the payment of dividends upon, assign, transfer, deliver, mortgage, pledge or otherwise encumber or dispose of shares of the capital stock, or voting trust certificates or other certificates issued in respect of the shares of the capital stock, of any class, either of this corporation or of any other corporations or associations, organized or existing under the laws of the State of Delaware, or of any other state, territory, district, colony or dependency of the United States of America or of any foreign country provided, however, that the corporation shall not use its funds or property for the purchase of shares of its own capital stock when such use would cause any impairment of its capital, to purchase, or otherwise acquire, hold, own, sell, assign, transfer, deliver, endorse, guarantee, protect, and assist in the performance and payment of, mortgage, pledge, or otherwise encumber or dispose of notes, bonds, debentures or other securities, obligations or evidences of indebtedness, both principal and interest, or contracts issued, created or entered into by, or any claims against, any person, partnership, firm, corporation or association, organized or existing under the laws of the State of Delaware or of any other state, territory, district, colony, or dependency of the United States of America or of any foreign country; to issue and deliver shares of the capital stock of any class, bonds or other obligations of this corporation in exchange for any such stock, voting trust or other certificates, or for any such bonds, notes, debentures, securities, obligations, contracts, evidences of indebtedness or claims; and while the owner or holder of any such shares of stock, voting trust or other certificates, bonds, notes, debentures, securities, obligations, contracts, evidences of indebtedness or claims, to possess and exercise in respect thereof any and all of the rights, powers, and privileges of ownership, including the right to vote upon or in respect thereof in person or by proxy provided, however, that the shares of the corporation’s capital stock belonging to it shall not be voted upon directly or indirectly, and upon a distribution of the assets or a division of the profits of this corporation, to distribute any such shares of stock, voting trust or other certificates, bonds, notes, debentures, securities, obligations, contracts, evidences of indebtedness or claims, or the proceeds thereof, among the holders of the stock of this corporation in accordance with their respective interests; to aid, in any manner, any corporation, association, person, partnership or firm, the stock, bonds, obligations, voting trust or other certificates, notes, debentures, securities, contracts, evidences of indebtedness or claims of or against which, or any part thereof, are held or are in any manner endorsed or guaranteed by this corporation, or in which this corporation is directly or indirectly interested, and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stocks, certificates, bond, obligations, notes, debentures, securities, contracts, evidences of indebtedness or claims, and to do any acts or things designed for any such purpose.~~

~~(8)           To borrow money and to issue, sell or pledge or otherwise encumber bonds, notes, debentures or other evidences of indebtedness of this corporation of any character, to such amount and in such denominations and on such terms as the Board of Directors may determine, subject to the other provisions of this certificate of incorporation, and, to secure the repayment of said money and the performance of the obligation entered into under said bonds, notes, debentures and other evidences of indebtedness and the performance of the covenants, agreements and conditions in any instrument given to secure the same, by pledge, mortgage, deed of trust, assignment in trust, or other encumbrances upon any or all of the property of the corporation, real, personal or mixed, or otherwise, or, if deemed advisable, by mortgage of its good will or of some or all of the franchises of the corporation in such manner as may be allowed by law;  to draw, make, accept, endorse, take, invest in, purchase or otherwise acquire, hold, own, execute, issue, sell and dispose of, trade and deal in, mortgage, pledge, assign, transfer, and otherwise handle promissory notes, drafts, acceptances, warrants, debentures, checks and other negotiable, non-negotiable, transferable or non-transferable instruments or other evidences of indebtedness, and choses in action.~~

~~(9)           To organize subsidiary corporations and to convey and assign all or any part of its assets to any such subsidiary corporation or corporations in exchange for shares of the capital stock or other securities of such subsidiary corporation or corporations.~~

~~(10)           To carry on the above and any other business and exercise the above powers in any part of the world, and to do any and all things which may seem to the corporation capable of being conveniently carried on or done in connection with the objects herein set forth, or any of them, or calculated directly or indirectly to develop the corporation’s business, or to enhance the value of the corporation’s property or rights not forbidden by the laws of the State of Delaware;  and to do all or any of the above things in any part or the world, as principal, agent, contractor, consignee, factor, broker, trustee, or otherwise, and by and through trustees, agents, contractors, consignees, factors, brokers, or otherwise and either alone or in conjunction with other individuals, firms, associations, or corporations.~~

~~The objects and purposes specified herein shall, except where otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause or paragraph of this certificate of incorporation.  The objects, purposes and powers specified in each or the clauses or paragraphs in this certificate of incorporation shall be regarded as independent objects, purposes and powers.~~

~~The foregoing shall be construed both as objects, purposes and powers and the enumeration thereof shall not be held to limit or restrict in any manner the lawful powers of  this corporation.~~

FOURTH:4   The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is ~~10,000,000,~~[X], consisting of ~~5,500,000~~60,000,000 shares of the Corporation’s Common Stock (the “Common Stock”) having a par value of $~~1.00~~0.001 per share~~, 3,000,000 shares of Class A Stock having a par value of $1.00 per share, 1,000,000 shares of Class B Stock having a par value of $1.00 per share,~~ and 500,000 shares of the Corporation’s Preferred Stock (the “Preferred Stock”) having a par value of $~~1.00~~0.001 per share.

~~The powers, preferences and the relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof, of each class of stock, and the express grant of authority to the Board of Directors to fix by resolution the designations and the powers, preferences and rights of each share of Preferred Stock and the qualifications, limitations and restrictions thereof, which are not fixed by this Certificate of Incorporation, are as follows:~~

~~A.           Common Stock and Class B Stock~~

~~I.           Dividends, etc.  Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as amended from time to time, holders of Common Stock, Class A Stock and Class B Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that in the case of cash dividends, if at any time a cash dividend is paid on the Common Stock, a cash dividend will also be paid on the Class A Stock in an amount per share of Class A Stock equal to 110% of the amount of the cash dividends paid on each share of the Common Stock (rounded up, if necessary to the nearest one-hundredth of a cent) and on Class B Stock in an amount per share of Class B Stock equal to 90% of the amount of the cash dividends paid on each share of the Common Stock (rounded down, if necessary, to the nearest one-hundredth of a cent), and provided that in no event shall dividends and other distributions be paid on any of the Common Stock, Class A Stock and Class B Stock unless the other such classes of stock also receive dividends subject to the above provisions for the requirement of the respective higher cash dividends for Class A Stock and Common Stock, and provided, further, that in the case of dividends or other distributions payable in stock of the Corporation other than Preferred Stock, including distributions pursuant to stock splits or divisions of stock of the Corporation other than Preferred Stock, which occur after the initial issuance of shares of Class A Stock and Class B Stock by the Corporation, except as specifically provided herein, only shares of Common Stock shall be distributed with respect to Common Stock, only shares of Class A Stock in an amount per share equal to the amount per share paid with respect to the Common Stock shall be distributed with respect to the Class A Stock and only shares of Class B Stock in an amount per share equal to the amount per share paid with respect to the Common Stock shall be distributed with respect to Class B Stock, except that the Board of Directors may declare a distribution of Class A Stock proportionately to all holders of Common Stock, Class A Stock and Class B Stock, and that, in the case of any combination or reclassification of the Common Stock, the shares of Class A Stock and Class B Stock shall also be combined or reclassified, so that the number of shares of Class A Stock and Class B Stock outstanding immediately following such combination or reclassification shall bear the same relationship to the number of shares of Class A Stock and Class B Stock outstanding immediately prior to such combination or reclassification as the number of shares of Common Stock outstanding immediately following such combination or reclassification bears to the number of shares of Common Stock outstanding immediately prior to such combination or reclassification.~~

4 With respect to the amendments to the first paragraph of Article Fourth, (i) the amendments relating to the Common Stock and Preferred Stock will be effected if Proposal 1(a) is adopted; the amendments relating to the Class A Stock will be effected if Proposal 1(b) is adopted; the amendments relating to the Class B Stock will be effected if Proposal 1(c) is adopted; and the total number of authorized shares will be 64,500,000 if Proposal 1(a) is adopted but Proposal 1(b) and Proposal 1(c) are not adopted, 7,000,000 if Proposal 1(b) is adopted but Proposal 1(a) and Proposal 1(c) are not adopted, 9,000,000 if Proposal 1(c) is adopted but Proposal 1(a) and Proposal 1(b) are not adopted, 61,500,000 if Proposal 1(a) and Proposal 1(b) are adopted but Proposal 1(c) is not adopted, 63,500,000 if Proposal 1(a) and Proposal 1(c) are adopted but Proposal 1(b) is not adopted, 6,000,000 if Proposal 1(b) and Proposal 1(c) are adopted but Proposal 1(a) is not adopted, 60,500,000 if Proposal 1(a), Proposal 1(b) and Proposal 1(c) are adopted, and 10,000,000 if none of Proposal 1(a), Proposal 1(b) or Proposal 1(c) is adopted.

The amendments to the remainder of Article Fourth (other than that portion of Article FOURTH in bold text and bold italics text) will be effected if Proposal 1(d) is adopted.  The amendments to the language in bold text in Article Fourth will be effected if Proposal 2(b) is adopted and the amendments to the language in bold italics text will be effected if both Proposal 1(d) and Proposal 2(b) are adopted; provided, however, that (i) if Proposals 2(b) and 2(c) are not adopted but Proposal 2(a) is adopted, the phrase “Articles NINTH and TWELFTH” listed in bold text above will be replaced with the phrase “Article TWELFTH” and (ii) if Proposals 2(b) and 2(a) are not adopted but Proposal 2(c) is adopted, the phrase “Articles NINTH and TWELFTH” listed in bold text above will be replaced with the phrase “Article NINTH”.  If Proposal 2(b) is not adopted but Proposal 1(d) is adopted, the relevant language in bold text or bold and italics text will be relocated under new Section A (Voting Rights) of this Article Fourth.

As part of the restatement of the Certificate, a Certificate of Designation designating the Series A Preferred Stock is being integrated with the main body of the Certificate.  This integration will occur by the addition of the final paragraph of Section B of Article Fourth, which refers to the Certificate of Designation.  No adoption of any Proposal is necessary for this integration.

~~II.           Voting:  (a) At every meeting of the stockholders every holder of Common Stock shall be entitled to one (l) vote in person or by proxy for each share of Common Stock, standing in his name on the transfer books of the Corporation and every holder of Class B Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Stock standing in his name on the transfer books of the Corporation subject to the following provisions:~~

~~(i)           The holders of the Common Stock, voting separately as a class, shall have the right at each meeting of stockholders with respect to election of directors following the filing of this Certificate of Amendment, to elect such number of directors who, together with all other directors previously elected by the holders of Common Stock (the “Common Stock Directors”) and whose terms are not expiring at such meeting, constitute twenty-five percent (25%) of the total number of directors of the entire Board of Directors.  Such right to elect directors shall be in accordance with this Certificate of Incorporation and the By-Laws of the Corporation in effect from time to time.  The remaining directors of the Board of Directors shall be elected by the holders of Class B Stock voting separately as a class.  In the event that twenty-five percent (25%) of the number of directors so fixed at any time is not a whole number, the number of Common Stock Directors shall be rounded up to the nearest whole number.  Notwithstanding the foregoing, in no event shall the Common Stock Directors constitute more than twenty-five percent (25%) (or the next highest whole number) of the entire Board of Directors and, in the event that on the record date of any stockholder meeting with respect to the election of directors the number of Common Stock Directors whose terms are not expiring at such stockholder meeting, constitute at least twenty-five percent (25%) of the entire Board of Directors, the holders of Common Stock shall have no vote in the election of directors at such meeting and no Common Stock Directors shall be elected at such meeting.~~

~~(ii)           If on the record date of any stockholder meeting with respect to the election of directors the number of shares of Class B Stock which is issued and outstanding is less than twelve and a half percent (12-1/2%) of the total number of shares of Common Stock and Class B Stock which is issued and outstanding, the holders of the Common Stock shall vote separately as a class to elect twenty-five percent (25%) of the directors to be elected in the manner specified in Paragraph A II (a)(i) of this Article FOURTH, and shall also be entitled to vote in the election of the remaining directors to be elected, together with the holders of the Class B Stock, voting, for this purpose as one class, with each share of Common Stock entitled to one (1) vote and each share of Class B Stock entitled to ten (10) votes.~~

~~(iii)           In the event that the continued listing for trading of the Corporation’s Common Stock on the American Stock Exchange no longer requires twenty-five percent (25%) of the number of directors to be elected by the holders of the Common Stock in the manner specified in Paragraph A II (a)(i) and (ii) of this Article FOURTH, then such right of the holders of Common Stock to elect twenty-five percent (25%) of the number of directors shall cease and at all elections of directors following such change, the Common Stock and Class B Stock shall vote in the election of directors as one class, with each share of Common Stock entitled to one (1) vote and each share of Class B Stock entitled to ten (10) votes.~~

~~(iv)           The holders of Class A Stock shall not be entitled to vote at any meeting of the stockholders or otherwise, except as may be specifically required by applicable law.~~

~~(b)           The provisions of this Article FOURTH of the Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the affirmative vote of a voting majority of the shares of the Common Stock and of a voting majority of the shares of the Class B Stock, each voting separately as a class.~~

~~(c)           The Corporation may not effect or consummate:~~

~~(1)           any merger or consolidation of the Corporation with or into any other corporation;~~

~~(2) any sale, lease, exchange or other disposition of all or substantially all of the assets of the Corporation to or~~
~~with any other person; or~~

~~(3)           any dissolution of the Corporation,~~

~~unless and until such transaction is authorized by the vote, if any, required by Articles NINTH and TWELFTH of this Certificate of Incorporation and by Delaware law; and unless and until such transaction is authorized by a majority of the voting power of the shares of Common Stock and of Class B Stock entitled to vote, each voting separately as a class, but the foregoing shall not apply to any merger or other transaction described in the preceding subparagraphs (1) and (2) if the other party to the merger or other transaction is a Subsidiary of the Corporation.~~

~~For purposes of this paragraph (c) a “Subsidiary” is any corporation more than 50% of the voting securities of which are owned directly or indirectly by the Corporation; and a “person” is any individual, partnership, corporation or entity.~~

~~(d)           Following the initial issuance of shares of Class B Stock, the Corporation may not effect the issuance of any additional shares of Class B Stock (except in amounts per share equal to the amount of Common Stock per share paid with respect to the Common Stock in connection with stock splits and stock dividends) unless and until such issuance is authorized by the holders of a majority of the voting power of the shares of Common Stock and by the holders of a majority of the voting power of Class B Stock entitled to vote, each voting separately as a class.~~

~~(e)           Every reference in this Certificate of Incorporation to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock.~~

~~(f)           Except as may be otherwise required by law or by this Article FOURTH, the holders of Common Stock and Class B Stock shall vote together as a single class, subject to any voting rights which may be granted to holders of Preferred Stock.~~

~~III.           Transfer.~~

~~(a)           No person holding shares of Class B Stock of record (hereinafter called a “Class B Holder”) may transfer, and the Corporation shall not register the transfer of, such shares of Class B Stock, as Class B Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a Permitted Transferee and any attempted transfer of shares not permitted hereunder shall be converted into Common Stock as provided by subsection (d) of this Section III.  A Permitted Transferee shall mean, with respect to each person from time to time shown as the record holder of shares of Class B Stock:~~

~~(i)           In the case of a Class B Holder who is a natural person;~~

~~(A)           The spouse of such Class B Holder and any lineal ancestor and descendant of such spouse, any lineal ancestor or descendant of such Class B Holder’s parents, including adopted children and any spouse of such lineal descendant or ancestor and such spouse’s lineal ancestors and descendants (which ancestors and descendants, their spouses and any lineal ancestors and descendants of such spouse, the Class B Holder, and his or her spouse are herein collectively referred to as “Class B Holder’s Family Members”);~~

~~(B)           The trustee of a trust (including a voting trust) principally for the benefit of such Class B Holder, such Class B Holder’s Family Members and/or one or more of his or her other Permitted Transferees described in each subclause of this clause (i) other than this subclause (B), provided that such trust may also grant a general or special power of appointment to one or more of such Class B Holder’s Family Members and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estates of one or more of such Class B Holder’s Family Members payable by reason of the death of any of such Family Members;~~

~~(C)           A corporation if a majority of the beneficial ownership of outstanding capital stock of such corporation which is entitled to vote for the election of directors is owned by, or a partnership if a majority of the beneficial ownership of the partnership is held by, the Class B Holder or his or her Permitted Transferees determined under this clause (i), provided that if by reason of any change in the ownership of such stock or partnership interests, such corporation or partnership would no longer qualify as a Permitted Transferee, all shares of Class B Stock then held by such corporation or partnership shall, upon the election of the Corporation given by written notice to such corporation or partnership, without further act on anyone’s part, be converted into shares of Common Stock effective upon the date of the giving of such notice, and stock certificates formerly representing such shares of Class B Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock; and~~

~~(D)           The estate of such Class B Holder.~~

~~(ii)           In the case of a Class B Holder holding the shares of Class B Stock in question as trustee pursuant to a trust (other than a trust described in clause (iii) below), “Permitted Transferee” means (A) any person transferring Class B Stock to such trust and (B) any Permitted Transferee of any such transferor determined pursuant to clause (i) above.~~

~~(iii)           In the case of a Class B Holder holding the shares of Class B Stock in question as trustee pursuant to a trust which was irrevocable on the record date (hereinafter in this Section III called the “Record Date”) for determining the persons to whom the Class B Stock is first issued by the Corporation, “Permitted Transferee” means (A) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and (B) any Permitted Transferee of any such person determined pursuant to clause (i) above.~~

~~(iv)           In the case of a Class B Holder which is a corporation or partnership acquiring record and beneficial ownership of the shares of Class B Stock in question upon its initial issuance by the Corporation, ‘‘Permitted Transferee” means (A) any partner of such partnership, or stockholder of such corporation, on the Record Date, (B) any person transferring such shares of Class B Stock to such corporation or partnership, and (C) any Permitted Transferee of any such person, partner, or stockholder referred to in subclauses (A) and (B) of this clause (iv), determined under clause (i) above.~~

~~(v)           In the case of a Class B Holder which is a corporation or partnership (other than a corporation or partnership described in clause (iv) above) holding record and beneficial ownership of the shares of Class B Stock in question, “Permitted Transferee” means (A) any person transferring such shares of Class B Stock to such corporation or partnership and (B) any Permitted Transferee of any such transferor determined under clause (i) above.~~

 ~~(vi)           In the case of a Class B Holder which is the estate of a deceased Class B Holder, or which is the estate of a bankrupt or insolvent Class B Holder, which holds record and beneficial ownership of the shares of Class B Stock in question, “Permitted Transferee” means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to clause (i), (ii), (iii), (iv) or (v) above, as the case may be.~~

~~(b)           Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder’s share of Class B Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Section III.  In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock, as the pledgee may elect.~~

~~(c)           For purposes of this Section III:~~

~~(i)           The relationship of any person that is derived by or through legal adoption shall be considered a natural one.~~

~~(ii)           Each joint owner of shares of Class B Stock shall be considered a “Class B Holder” of such shares.~~

~~(iii)           A minor for whom shares of Class B Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.~~

~~(iv)           Unless otherwise specified, the term “person” means both natural persons and legal entities.~~

~~(v)           Without derogating from the election conferred upon the Corporation pursuant to subclause (C) of clause (i) above, each reference to a corporation shall include any successor corporation resulting from merger or consolidation and each reference to a partnership shall include any successor partnership resulting from the death or withdrawal of a partner.~~

~~(d)           Any transfer of shares of Class B Stock not permitted hereunder shall result in the conversion of the transferee’s shares of Class B Stock into shares of Common Stock, effective the date on which certificates representing such shares are presented for transfer on the books of the Corporation.  The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Class B Stock on the Corporation’s books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Class B Stock or is a Permitted Transferee.~~

~~(e)           At any time when the number of outstanding shares of Class B Stock as reflected on the stock transfer books of the Corporation falls below 5% of the aggregate number of the issued and outstanding shares of the Common Stock and Class B Stock of the Corporation, or the Board of Directors and the holders of a majority of the outstanding shares of Class B Stock approve the conversion of all of the Class B Stock into Common Stock, then, immediately upon the occurrence of either such event, the outstanding shares of Class B Stock shall be converted into shares of Common Stock.  In the event of such a conversion, certificates formerly representing outstanding shares of Class B Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.~~

~~(f)           Shares of Class B Stock shall be registered in the names of the beneficial owners thereof and not in “street” or “nominee” name.  For this purpose, a “beneficial owner” of any shares of Class B Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares.  The Corporation shall note on the certificates for shares of Class B Stock the restrictions on transfer and registration of transfer imposed by this Section III.~~

~~IV.           Conversion Rights.~~

~~(a)           Subject to the terms and conditions of this Section IV, all outstanding shares of Class A Stock shall be converted into full paid and nonassessable shares of Common Stock, immediately and without any action on the part of the holder of such stock, in the event the Class B Stock is converted into Common Stock in accordance with the provisions of subsection (e) of Section III of this Article Fourth.  Upon conversion, the shares of Common Stock issued shall be subject to the same dividends or distributions theretofore declared but not paid or issued on the Class A Stock immediately prior to conversion but the Corporation shall not make any payment or adjustment on account of any dividends or distributions declared but not paid or issued on the Common Stock on such conversion.  In the event of such conversion, certificates formerly representing shares of Class A Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.~~

~~(e)           Notwithstanding anything contained in this Section IV, subsection (a), pursuant to the affirmative vote of a voting majority of the shares of the Common Stock and of a voting majority of the shares of the Class B Stock, each voting separately as a class as provided in Paragraph A II(b) of this Article FOURTH at the 2009 Annual Meeting of Stockholders, immediately upon the filing of a certificate of amendment containing this subsection (e), each share of Class B Stock shall be converted into 1.3 shares of Common Stock (e.g. a certificate for 100 shares of Class B Stock shall thereupon and thereafter be deemed to represent 130 shares of Common Stock).  Fractional shares shall be valued based on the average of the daily closing price of the Common Stock on the five trading days immediately preceding the date of the 2009 Annual Meeting on which sales took place.~~

~~(b)           Subject to the terms and conditions of this Section IV, each share of Class B Stock shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Class B Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and nonassessable share of Common Stock.  Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Stock surrendered for conversion or on account of any dividends on the Common Stock issuable on such conversion.  Before any holder of Class B Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Class B Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank) (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he elects so to convert said Class B Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued.  Every such notice of election to convert shall constitute a contract between the holder of such Class B Stock and the Corporation, whereby the holder of such Class B Stock shall be deemed to subscribe for the amount of Common Stock which he shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Common Stock to be issued upon such conversion.  The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid.  Subject to the provision of subsection (d) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Stock to be converted; and the person or persons entitled to receive the Common Stock issuable upon conversion of such Class B Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.~~

~~(c)           The issuance of certificates for shares of Common Stock upon conversion of shares of Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance.  However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.~~

~~(d)           The Corporation shall not be required to convert Class B Stock and no surrender of Class B Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Stock was surrendered.~~

~~(e)           The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class A Stock and Class B Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class A Stock and Class B Stock by delivery of shares of Common Stock which are held in the treasury of the Corporation.  The Corporation covenants that if any shares of Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be.  The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.  The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares of Class A Stock and Class B Stock, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.~~

~~V.           Liquidation Rights.  In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount for each share equal to the amount fixed and determined by the Board of Directors in any resolution or resolutions providing for the issuance of any particular series of Preferred Stock, plus an amount equal to all dividends accrued and unpaid on shares of such series to the date fixed for distribution, and no more, before any of the assets of the Corporation shall be distributed or paid over to the holders of Common Stock.  After payment in full of said amounts to the holders of Preferred Stock of all series, the remaining assets and funds of the Corporation shall be divided among and paid ratably to the holders of Common Stock, Class A Stock and Class B Stock (considered for this purpose as one class).  If, upon such dissolution, liquidation or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed among such holders, first in the order of their respective preferences, and second, as to such holders who are next entitled to such assets and who rank equally with regard to such assets, ratably in proportion to the respective total amounts which they shall be entitled to receive as provided in this Section V.  A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section V.~~

A.           Voting Rights.

Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificates of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series of Preferred Stock, to vote thereon pursuant to this Certificate of Incorporation (including any Certificates of Designation relating to any series of Preferred Stock).  Every reference in this Amended and Restated Certificate of Incorporation to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock.

B.           Preferred Stock.

The Board of Directors is authorized, subject to limitations prescribed by law ~~and the provisions of this Article FOURTH~~, to provide for the issuance of shares of Preferred Stock ~~the preferred shares~~ in series, and by filing a certificate pursuant to the General Corporation Law of Delaware, to establish the number of shares to be included in each such series, and to fix the designation~~s~~, powers, relative rights, preferences and qualifications, limitations or restrictions thereof. ~~of the shares of each such series.  The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:~~

~~(a)           The number of shares constituting that series and the distinctive designations of that series;~~

~~(b)           The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;~~

~~(c)           Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;~~

~~(d)           Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;~~

~~(e)           Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;~~

~~(f)           Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;~~

~~(g)           The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;~~

~~(h)           Any other relative rights, preferences and limitations of that series.~~

~~Dividends on outstanding preferred shares shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the common shares with respect to the dividend period.~~

~~Any and all such shares issued, and for which the full consideration has been paid or delivered shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.~~

Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designation, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as stated and expressed in Exhibit A attached hereto and incorporated herein by reference:

Exhibit A:                      Series A Convertible Preferred Stock

C.           Authorized Shares of Capital Stock.

Except as may be provided in the terms and conditions fixed by the Board of Directors for any series of Preferred Stock, ~~and in addition to any other vote that may be required by statute, stock exchange regulations, this Certificate of Incorporation or any amendment hereof,~~ the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote.  ~~In the event no shares of Class A Stock are outstanding five years from the date of authorization by the stockholders, the Board of Directors may at any time thereafter retire and thereby eliminate the Class A Stock from the certificate of incorporation and reduce accordingly the number of authorized shares of capital stock of the Corporation.~~

FIFTH:5 The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by Statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.  Election of directors need not be by written ballot unless the Bylaws so provide.~~The name and place of residence of each of the original subscribers to the capital stock of the corporation and the number of shares subscribed for by each are as follows:~~

~~Name:~~	~~Residence:~~	~~Number Shares: Common~~
~~T. L. CROTEAU~~	~~Wilmington, Delaware~~	~~4~~
~~M.A. BRUCE~~	~~Wilmington, Delaware~~	~~4~~
~~S. E. DILL~~	~~Wilmington, Delaware~~	~~2~~

SIXTH:6 The ~~c~~Corporation is to have perpetual existence.

SEVENTH:7 The private property of the stockholders of the ~~c~~Corporation shall not be subject to the payment of corporate debts to any extent whatsoever.

EIGHTH:8 The number of directors of the ~~c~~Corporation shall be such number no less than five (5) and no greater than fifteen (15) as shall be fixed by the ~~by-laws~~Bylaws and may be altered from time to time as may be prescribed in the ~~by-laws~~Bylaws.  In case of any increase in the number of directors, the additional directors may be elected, as provided in the ~~by-laws~~Bylaws, by the Board of Directors, or, at any meeting of the stockholders, by the stockholders entitled to vote thereat.  Directors need not be stockholders.

Directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes~~, each class to be determined by the directors prior to the election of a particular class~~.  In the event that at any time or from time to time the number of directors is increased, the newly created directorships resulting therefrom shall be filled by a vote of the majority of the directors in office immediately prior to such increase, and directors so elected shall serve until the term of the class to which they are assigned expires.  Vacancies in any class of directors shall be filled by the vote of the remaining directors, and directors so elected shall serve until the term of such class expires. At the 1974 Annual Meeting of Stockholders, Class A directors shall be elected to a term of three years, Class B directors to a term of two years, and Class C directors to a term of one year; and at each subsequent annual meeting, the successors to directors whose terms shall expire that year shall be elected to a term of three years.

5 Amendments to Article Fifth will be effected if Proposal 1(e) is adopted.

6 Amendments to Article Sixth will be effected if Proposal 1(e) is adopted.

7 Amendments to Article Seventh will be effected if Proposal 1(e) is adopted.

8 Amendments to Article Eighth will be effected if Proposal 1(f) is adopted.

NINTH:9 ~~(1) Except as set forth in Part (2) of this Article, the affirmative vote of four-fifths (4/5) of the outstanding stock entitled to vote in elections of directors (considered for this purpose as one class) shall be required for:~~

~~(a) any merger or consolidation to which the corporation, or any of its subsidiaries, and an Interested Person (as hereinafter defined) are parties;~~

~~(b) any sale or other disposition by the corporation, or any of its subsidiaries, of all or substantially all of its assets to an Interested Person;~~

~~(c) any purchase or other acquisition by the corporation, or any of its subsidiaries, of all or substantially all of the assets of an Interested Person; or~~

~~(d) any other transaction with an Interested Person which requires the approval of the stockholders of the corporation under the Delaware Corporation Law.~~

~~(2) The provisions of Part (1) of this Article shall not be applicable to any transaction described therein, if such transaction is approved by resolution of the Board of Directors of the corporation, provided that a majority of the members of the Board of Directors voting for the approval of such transaction were duly elected and acting members of the Board of Directors prior to the later of (i) the date that the person, firm or corporation, or any group thereof, with whom such transaction is proposed, became an Interested Person or (ii) February 26, 1974.~~

~~(3) As used in this Article, the term “Interested Person” shall mean any person, firm or corporation, or any group thereof, whether acting singly or in concert, which owns of record or beneficially, directly or indirectly, ten (10%) per cent or more of any class of voting securities of the corporation.  As used in this Article the term “Interested Person” shall include, in addition to an Interested Person, any person directly or indirectly controlling or controlled by the Interested Person, or any person under direct or indirect common control with the Interested Person.~~

~~(4) For purposes of this Article, the Board of Directors shall have the power to determine, on the basis of information known to the Board, if and when there is an Interested Person.  Any such determination shall be conclusive and binding for all purposes of this Article.~~

~~TENTH:~~10  ~~In addition to any other vote that may be required by statute, stock exchange regulations, this Certificate of Incorporation or any amendment hereof, or the by-laws of the corporation, the vote of the holders of four-fifths of all classes of stock of the corporation entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal Article EIGHTH, Article NINTH or this Article TENTH of this Certificate of Incorporation.~~

9 Article Ninth will be repealed if Proposal 2(a) is adopted.

10 Article Tenth will be repealed if Proposal 2(a) is adopted.

~~ELEVENTH:~~11 No holder of stock of the ~~c~~Corporation of whatsoever class shall have any pre-emptive right of subscription of any shares of any class of the stock of the ~~c~~Corporation, at any time issued or sold, or to any obligations convertible into such stock, or any right of subscription to any thereof, other than such, if any, as the Board of Directors in its discretion may determine, and any shares of stock, or obligations convertible into such stock, which the Board of Directors may determine to offer for subscription may be offered to any class of stock to the exclusion of the other.

~~The common stock of the corporation without nominal or par value may be issued, from time to time, for such consideration as may be fixed, from time to time, by the Board of Directors of the corporation.~~

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized:

(1)           To make, repeal and alter the ~~by-laws~~Bylaws of the ~~c~~Corporation subject to the power of the stockholders, at the time entitled to vote, to alter or repeal ~~by-laws~~Bylaws made by the Board of Directors; and

(2)           To fix the amount to be reserved as working capital and~~, subject to the other provisions of this certificate of incorporation,~~ to authorize and cause to be executed mortgages and liens upon the property and franchises of the ~~c~~Corporation~~;~~.

~~If a resolution passed by majority of the whole board so provide, to designate two or more of their number to constitute an executive committee, which committee shall for the time being, to the extent provided in said resolution or in the by-laws of the corporation, have and exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the corporation and have power to authorize the seal of the corporation to be affixed to all papers which may require it;~~

~~From time to time to determine whether, to what extent, at what times and places and under what conditions and regulations the books and accounts of the corporation, or any of them, other than the stock ledger, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the corporation, except as conferred by law or authorized by resolution of the directors or of the stockholders.~~

~~If the by-laws so provide, the stockholders and directors shall have power to hold their meetings, to have an office or offices and to keep the books of the corporation (subject to the provisions of the statutes of the State of Delaware) outside of the State of Delaware at such places as may from time to time be designated by them, whether within or without the United States of America.~~

The ~~c~~Corporation may in its ~~by-laws~~Bylaws confer powers additional to the foregoing upon the directors, in addition to the powers and authority expressly conferred upon them by law.

~~No contract or other transaction between the corporation and any other corporation and no act of the corporation shall in any way be affected or invalidated by the fact that any of the directors of the corporation are pecuniarily or otherwise interested in, or are directors of or officers of, such other corporation; any director individually, or any firm of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the corporation, provided that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any director of the corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.~~

11 Amendments to current Article Eleventh will be effected if Proposal 1(e) is adopted.  Article Eleventh will become Article Ninth if Proposal 2(a) is adopted; if Proposal 2(a) is not adopted, Article Eleventh will remain Article Eleventh.

~~TWELFTH:~~12 ~~The following provisions shall apply in addition to any other affirmative vote required by law or this certificate of incorporation:~~

~~SECTION I~~

~~CERTAIN BUSINESS COMBINATIONS~~

~~The affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock (as hereinafter defined) held by stockholders other than the Acquiring Person (as hereinafter defined) with which or by or on whose behalf, directly or indirectly, a Business Combination (as hereinafter defined) is proposed, voting as a single class, shall be required for the approval or authorization of such Business Combination.  Notwithstanding the foregoing, the four-fifths voting requirement shall not be applicable if such Business Combination is approved by the corporation’s Board of Directors prior to the Acquiring Person becoming such or if the cash or fair market value of the property, securities or other consideration to be received per share by holders of shares of each class of Voting Stock in such Business Combination as of the date of consummation thereof is an amount not less than the higher of (a) the Highest Per Share Price or the Highest Equivalent Price (as these terms are hereinafter defined) paid by such Acquiring Person in acquiring any of its holdings of Voting Stock, and (b) the Fair Market Price (as hereinafter defined) of such class of Voting Stock determined on the date the proposal for such Business Combination was first publicly announced, and such consideration shall be in the same form and of the same kind as the consideration paid by such Acquiring Person in acquiring the shares of Voting Stock already acquired by it.  If the Acquiring Person had paid for shares of Voting Stock with varying forms of consideration, the form of consideration to be received by the holders of Voting Stock shall be the form used to acquire the largest number of shares of Voting Stock acquired by such Acquiring Person.~~

~~SECTION II~~

~~DEFINITIONS~~

~~For purposes of this Article TWELFTH:~~

~~1.  Business Combination.  The term “Business Combination” shall mean (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into an Acquiring Person, (b) any sale, lease, exchange, transfer or other disposition, including, without limitation, a mortgage or any other security device, in a single transaction or related series of transactions, of all or any Substantial Part (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to an Acquiring Person, (c) any merger or consolidation of an Acquiring Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, in a single transaction or related series of transactions, of all or any Substantial Part of the assets of an Acquiring Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to an Acquiring Person, (f) any recapitalization, merger or consolidation that would have the effect of increasing the voting power of an Acquiring Person, (g) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed, directly or indirectly, by or on behalf of an Acquiring Person, (h) any merger or consolidation of the corporation with a subsidiary of the corporation proposed by or on behalf of an Acquiring Person, unless the surviving or consolidated corporation, as the case may be, has a provision in its certificate of incorporation substantially identical to this Article TWELFTH, (i) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination, and (j) any other transaction with an Acquiring Person which requires the approval of the stockholders of the corporation under the General Corporation Law of Delaware.  A person who is an Acquiring Person as of (x) the time any definitive agreement relating to a Business Combination is entered into, (y) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination, or (z) immediately prior to the consummation of a Business Combination, shall be deemed an Acquiring Person for purposes of this definition.~~

12 Article Twelfth will be repealed if Proposal 2(c) is adopted.  If Proposal 2(c) is not adopted, but Proposal 2(a) is adopted, Article Twelfth will be renumbered Article Tenth.

~~2.  Acquiring Person.  The term “Acquiring Person” shall mean and include any individual, corporation (other than the corporation), partnership or other person or entity which, together with its Affiliates and Associates (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at March 30, 1984, collectively, and as so in effect, the “Exchange Act”), and with any other individual, corporation (other than the corporation), partnership or other person or entity with which it or they have any agreement, arrangement or understanding with respect to acquiring, holding, voting or disposing of Voting Stock, Beneficially Owns (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 5% or more of the outstanding Voting Stock of the corporation.  A person or entity, its Affiliates and Associates and all such other persons or entities with whom they have any such agreement, arrangement or understanding shall be deemed a single Acquiring Person for purposes of this Article TWELFTH.  For purposes of this Article, the Board of Directors shall have the power to determine, on the basis of information known to the Board, if and when there is an Acquiring Person.  Any such determination shall be conclusive and binding for all purposes of this Article.~~

~~3.  Substantial Part.  The term “Substantial Part” shall mean an amount equal to more than 10% of the fair market value of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.~~

~~4.  Rights to Acquire.  Without limitation, any share of Voting Stock of the corporation that any Acquiring Person has the right to acquire at any time (notwithstanding that Rule 13d-3 of the Exchange Act deems such shares to be beneficially owned only if such right may be exercised within 60 days) pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed to be Beneficially Owned by the Acquiring Person and to be outstanding for purposes of Paragraph 2 of this Section II.~~

~~5.  Other Consideration to Be Received.  For the purposes of Section I of this Article TWELFTH, the term “other consideration to be received” shall include, without limitation, Common Stock, Preferred Stock or other capital of the corporation retained by its existing stockholders other than the Acquiring Person with which or by or on whose behalf, directly or indirectly, a Business Combination has been proposed or other parties to such Business Combination in the event of a Business Combination in which the corporation is the surviving corporation.~~

~~6.  Voting Stock.  The term “Voting Stock” shall mean all of the outstanding shares of capital stock of the corporation entitled to vote in elections of directors (considered for this purpose as one class), and each reference to a percentage of shares of Voting Stock shall refer to such percentage of the votes entitled to be cast by such shares.~~

~~7.  Time of Acquisition.  An Acquiring Person shall be deemed to have acquired shares of the Voting Stock of the corporation at the time when such Acquiring Person became the Beneficial Owner thereof.  The price paid by an Acquiring Person for such shares held by a person or entity at the time it became part of such Acquiring Person shall be deemed to be the higher of (a) the price paid upon the acquisition thereof by such person or entity and (b) the market price of the shares in question at the time when such person or entity became part of such Acquiring Person.~~

~~8.  Highest Per Share Price; Highest Equivalent Price.  The terms “Highest Per Share Price” and “Highest Equivalent Price” as used in this Article TWELFTH shall mean the following:  If there is only one class of capital stock of the corporation issued and outstanding, the Highest Per Share Price shall mean the highest per share price that can be determined to have been paid at any time by the Acquiring Person by or on whose behalf, directly or indirectly, the Business Combination has been proposed for any share or shares of that class of capital stock.  If there is more than one class of capital stock of the corporation issued and outstanding, the Highest Equivalent Price shall mean, with respect to each class and series of capital stock of the corporation, the highest per share price equivalent of the highest price that can be determined to have been paid at any time by such Acquiring Person for any share or shares of any class or series of capital stock of the corporation.  In determining the Highest Per Share Price and Highest Equivalent Price, all purchases by an Acquiring Person shall be taken into account regardless of whether the shares were purchased before or after the Acquiring Person became an Acquiring Person.  Also, the Highest Per Share Price and the Highest Equivalent Price shall include any brokerage commissions, transfer taxes and soliciting dealers’ fees paid by the Acquiring Person with respect to the shares of capital stock of the corporation acquired by the Acquiring Person.  The Highest Per Share Price and the Highest Equivalent Price shall be appropriately adjusted to take into account stock dividends, subdivisions, combinations and reclassifications.~~

~~9.  Fair Market Price.  The term “Fair Market Price” shall mean for any class of Voting Stock the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such class of Voting Stock on the American Stock Exchange, or, if such class of Voting Stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such class of Voting Stock is listed, or, if such class of Voting Stock is not 1isted on any such exchange, the highest closing bid quotation with respect to a share of such class of Voting Stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock.~~

~~SECTION III~~

~~AMENDMENT~~

~~The provisions set forth in this Article TWELFTH may not be amended, altered, changed or repealed in any respect unless such action is approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock of the corporation at a meeting of the stockholders duly called for the consideration of such amendment, alteration, change or repeal, provided, however, that if such action has been proposed, directly or indirectly, on behalf of an Acquiring Person, it must also be approved by the affirmative vote of the holders of not less than four-fifths of the outstanding shares of Voting Stock held by the stockholders other than such Acquiring Person.~~

~~SECTION IV~~

~~NON-EXCLUSIVE~~

~~The provisions set forth in this Article TWELFTH are in addition to the provisions set forth in Article NINTH of this certificate of incorporation.~~

~~THIRTEENTH:~~TENTH:13  No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.  If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.~~The foregoing shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article becomes effective.~~

13 Amendments to current Article Thirteenth will be effected if Proposal 1(e) is adopted.  If both Proposal 2(a) and Proposal 2(c) are adopted, current Article Thirteenth will become Article Tenth.  If Proposal 2(a) is adopted but Proposal 2(c) is not, current Article Thirteenth will become Article Eleventh.  If Proposal 2(c) is adopted but Proposal 2(a) is not, Article Thirteenth will become Article Twelfth.

Exhibit A

TRANS-LUX CORPORATION
STATEMENT OF DESIGNATION, POWERS,
PREFERENCES AND RIGHTS OF
SERIES A CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

1.           Designation and Authorized Shares.  The Corporation shall be authorized to issue four hundred sixteen thousand five hundred (416,500) shares of Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”).

2.           Stated Value.  Each share of Series A Preferred Stock shall have a stated value of twenty dollars ($20.00) (the “Stated Value”).

3.           Voting.  Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to fifty (50) votes for each share of Series A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited.  Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

4.           Liquidation.  Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value.  All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock.  If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series A Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.  Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible.  Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company.

5.           Conversion.  Upon filing an amendment to the Corporation’s certificate of incorporation to increase the number of shares of authorized Common Stock so that there is an adequate amount of shares of authorized Common Stock for issuance upon conversion of the Series A Preferred Stock (the “Amendment”), the shares of Series A Preferred Stock will be automatically converted into Common Stock and such conversion will require no action on behalf of the Company or the holder of the Series A Preferred Stock.  Each share of Series A Preferred Stock shall convert into fifty (50) shares of Common Stock of the Company.

6.           Record Holders.  The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

7.           Reservation.  Subject to filing of the Amendment, the Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series A Preferred Stock from time to time outstanding.

8.           Restriction and Limitations.  Except as expressly provided herein or as required by law so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitation cancel or modify adversely and materially the voting rights as provided in Section 3 herein.

9.           Amendment.  The provisions hereof and the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would adversely affect the rights, privileges or powers of the Series A Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

10.           Certain Adjustments.

10.1           Stock Dividends and Stock Splits.  If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred Stock had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

10.2           Fundamental Transaction.  If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the Holders shall have the right to receive, for each Share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.

11.           Distribution.  If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series A Preferred Stock shall be entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

APPENDIX B

TRANS-LUX CORPORATION
2012 LONG-TERM INCENTIVE PLAN

ARTICLE 1 – GENERAL PLAN INFORMATION

1.1           Background.  The Plan permits the grant to Employees and Directors of equity-based incentive compensation opportunities, including Restricted Stock, Restricted Stock Units, Options, ISOs, NQSOs and Other Awards.

1.2           Objectives.  The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s goals and that link the interests of Participants to those of the Company’s stockholders; to provide Participants with incentives for excellence in individual performance; to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success; and to allow Participants to share in the success of the Company.

1.3           Duration of the Plan.  The Plan shall be effective on the date on which it is approved by stockholders. The Plan shall remain in effect until terminated pursuant to Article 15, subject to the right of the Committee to amend or terminate the Plan at any time or until there are no more Shares available for issuance under the Plan.

ARTICLE 2 – DEFINITIONS

As used herein, the masculine includes the feminine and the singular includes the plural, and vice versa, and the following terms shall have the meanings set forth below, unless otherwise clearly required by the context:

2.1           “Award” means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units and Other Awards.

2.2           “Award Agreement” means an agreement entered into by the Company and a Participant, or another instrument prepared by the Company in lieu of such an agreement, setting forth the terms and conditions applicable to an Award pursuant to the Plan.  An Award Agreement may be in hard copy, electronic form or such other form as the Company may permit.

2.3           “Board” means the Board of Directors of the Company.

2.4           “Change of Control” unless otherwise defined by the Committee shall be deemed to have occurred if and when, after the Effective Date:  the Company’s stockholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or the Company’s stockholders approve a plan of complete liquidation of the Company or an agreement of sale or disposition of all or substantially all of the Company’s assets.

2.5            “Code” means the Internal Revenue Code of 1986, as amended.

2.6           “Committee” means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards to Participants who are Employees or Directors.

2.7           “Company” means Trans-Lux Corporation, a Delaware corporation, and any successor thereto.

2.8           “Director” means a member of the Board.

2.9           “Effective Date” means the date the Plan becomes effective in accordance with Section 1.3.

2.10           “Employee” means any employee of the Company or a Subsidiary.

2.11           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12           “Fair Market Value” means, as of any date, the value of the respective class of Shares determined as follows:

a)           if the respective Shares are listed on any established stock exchange or a national market system, including without limitation, NYSE American Exchange, its fair market value will be the closing sales price of such respective Shares (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange or system with the greatest volume of trading in the respective Shares) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee or Board deems reliable; or

b)           if the respective Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer (including the pink sheets), but selling prices are not reported, the fair market value of such respective Shares will be the mean between the high bid and high asked prices for such Shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee or the Board deems reliable; or

c)           in the absence of an established market for such respective Shares of the type described in (a) and (b) above, the fair market value thereof will be determined by the Committee or the Board in good faith.

2.13           “ISO” means an Option that is designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14           “NQSO” means an Option that is not designated by the Committee as an ISO and is therefore a “nonqualified stock option.”

2.15           “Option” means an ISO or a NQSO granted pursuant to the Plan.

2.16           “Other Award” means an Award granted to a Participant pursuant to Article 8.

2.17           “Participant” means an Employee or Director who has been selected to receive an Award or who holds an outstanding Award.

2.18           “Performance-Based Exception” means the performance-based exception from the tax deductibility limitation imposed by Code Section 162(m), as set forth in Code Section 162(m)(4)(C).

2.19           “Plan” means the Trans-Lux Corporation 2012 Long-Term Incentive Plan, as it is set forth herein and as it may be amended and restated from time to time.

2.20           “Restricted Stock” means an Award granted pursuant to Section 7.1.

2.21           “Restricted Stock Unit” means an Award granted pursuant to Section 7.5.

2.22           “Restricted Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or the occurrence of other events determined by the Committee in its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7.

2.23           “Share” means a share of the Company’s Common Stock, $0.001 par value per share, as the case may be.

2.24           “Share Pool” means the number of Shares available under Section 4.1, as adjusted pursuant to Section 4.3.

2.25           “Subsidiary” means a corporation, partnership, joint venture or other entity in which the Company has a direct or indirect ownership interest of at least fifty percent (50%).

2.26           “Ten Percent Stockholder” means a Participant who owns stock of the Company possessing more than ten percent (10%) of the total combined voting of all classes of stock of the Company or its parent or subsidiary corporation (within the meaning of Section 422(b) of the Code).

ARTICLE 3 – ADMINISTRATION

3.1           General.  Except as otherwise determined by the Board in its discretion, the Plan shall be administered by the Committee provided that the Board may, in its sole discretion, make Awards under the Plan.

3.2           Authority of the Committee.  Except as limited by law or by the Amended and Restated Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power in its discretion to select Employees or Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into or issued under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; amend the terms and conditions of any outstanding Award; determine whether and on what terms and conditions outstanding Awards will be adjusted for dividend equivalents (i.e., a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends, if any, paid on one Share for each Share represented or covered by an outstanding Award held by the Participant); and establish a program pursuant to which designated Participants may receive an Award under the Plan in lieu of compensation otherwise payable in cash. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan.

3.3           Delegation of Authority.  Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate.  Without limiting the foregoing, the Committee may delegate administrative duties to such person or persons as it deems appropriate.  The Committee may not delegate its authority with respect to (a) non-ministerial actions with respect to individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act; (b) non-ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception and (c) certifying the satisfaction of performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception.

3.4           Decisions Binding.  All determinations and decisions made by the Committee, and all related orders and resolutions of such committee shall be final, conclusive and binding on all persons.

3.5           Performance-Based Awards.  For purposes of the Plan, it shall be presumed, unless the Committee indicates to the contrary, that all Awards to Employees are intended to qualify for the Performance-Based Exception.  If the Committee does not intend an Award to an Employee to qualify for the Performance-Based Exception, the Committee shall reflect its intent in its records in such manner as the Committee determines to be appropriate.

ARTICLE 4 – SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1           Number of Shares Issuable under the Plan.  Shares that may be issued pursuant to Awards may be either authorized and unissued Shares, or authorized and issued Shares held in the Company’s treasury, or any combination of the foregoing.  Subject to adjustment as provided in Section 4.3, there shall be reserved for issuance under Awards an aggregate of 5,000,000 shares of Common Stock.  For the purposes hereof, the following Shares covered by previously-granted Awards will be deemed not to have been issued under the Plan and will remain in the Share Pool:  (a) Shares covered by the unexercised portion of an Option that terminates, expires, is canceled or is settled in cash, (b) Shares forfeited or repurchased under the Plan, (c) Shares covered by Awards that are forfeited, canceled, terminated or settled in cash, and (d) Shares withheld in order to pay the exercise or purchase price under an Award or to satisfy the tax withholding obligations associated with the exercise, vesting or settlement of an Award.

4.2           Individual Award Limitations.  The maximum aggregate number of Shares that may be granted to any one Participant in any one year under the Plan with respect to Options, Restricted Stock Units or Other Awards, shall be 2,000,000.  There are no cash awards under the Plan.

4.3           Adjustments in Authorized Shares.  In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for grant under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards, and in the per-Participant Award limits set forth in Section 4.2 hereof, as may be determined to be appropriate and equitable by the Committee, in its discretion, to prevent dilution or enlargement of the benefits available under the Plan and of the rights of Participants; provided that the number of Shares subject to any Award shall always be a whole number.  In a stock-for-stock acquisition of the Company, the Committee may, in its discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

ARTICLE 5 – ELIGIBILITY AND PARTICIPATION

5.1           Eligibility.  All Employees or Directors are eligible to participate in the Plan.  Only Employees or Directors of the Company or a Subsidiary may be granted ISOs.

5.2           Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees or Directors those to whom Awards shall be granted and shall determine the nature and size of each Award.

ARTICLE 6 – STOCK OPTIONS

6.1           Grant of Options.  Subject to the terms of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2           Option Exercise Price.  The Option exercise price under each Option shall not be less than one hundred percent (100%) of the Fair Market Value of the respective Share on the date the Option is granted.  Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Stockholder, the Option exercise price under each ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the respective Share on the date the Option is granted.  The Board and the Committee may not reprice Options granted under the Plan, either by amending an existing award agreement or by substituting a new Award at a lower price.

6.3           Term of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant provided that no Option shall be exercisable after the tenth (10th) anniversary of its date of grant.  Notwithstanding the foregoing, in the case of an ISO granted to a Ten Percent Stockholder, the Option shall not be exercisable after the fifth (5th) anniversary of its date of grant.

6.4           Exercise of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

6.5           Payment.  The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise as follows:

a)           in cash or its equivalent;

b)           at the discretion of the Committee, in Shares having a Fair Market Value equal to the aggregate Option exercise price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee (which Shares may be previously owned or may be Shares that would otherwise have been issuable upon exercise of the Option if the exercise price had been paid in cash);

c)           at the discretion of the Committee, partly in cash or its equivalent and partly in Shares;

d)           through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option exercise price for the Shares being purchased; or

e)           through such other means as shall be prescribed in the Award Agreement or by the Committee or the Board.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment of the Option exercise price, the Company may deliver to the Participant, in the Participant’s name (or, at the direction of the Participant, jointly in the names of the Participant and the Participant’s spouse), one or more Share certificates for the Shares purchased under the Option(s).

6.6           Limitations on ISOs.  Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code and/or applicable regulations, the following additional provisions shall apply to the grant of Options that are intended to qualify as ISOs:

Fair Market Value Limitation.  The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or any parent or subsidiary corporation within the meaning of Code Section 424) shall not exceed one hundred thousand dollars ($100,000) or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that, to the extent that such limitation is exceeded, any Options on Shares with a Fair Market Value in excess of such amount shall be deemed to be NQSOs.

Code Section 422.  ISOs shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as ISO’s under Section 422 of the Code.  Only Employees may receive ISOs.  Moreover, no ISOs may be granted more than ten (10) years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan received stockholder approval.

ARTICLE 7 – RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1           Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

7.2           Restrictions.  The Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock as the Committee may determine including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, transfer restrictions, restrictions based upon the achievement of specific performance goals, time-based restrictions and/or restrictions under applicable federal or state securities laws.

The Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article and subject to satisfaction of applicable tax withholding requirements, Shares of Restricted Stock that have not yet been forfeited or canceled shall become freely transferable (subject to any restrictions under applicable securities laws) by the Participant if and when the Shares become vested and the applicable restrictions lapse.

7.3           Voting Rights.  At the discretion of the Committee, Participants holding Shares of Restricted Stock may be granted full voting rights with respect to those Shares.

7.4           Dividends and other Distributions.  At the discretion of the Committee, the holder of Shares of Restricted Stock may be credited with any cash dividends paid with respect to such Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.  Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, so that the dividends and/or the Restricted Stock shall be eligible for the Performance-Based Exception.

7.5           Restricted Stock Units.  The Committee may grant Restricted Stock Units to any Participant, subject to the terms and conditions of this Article being applied to such Awards as if those Awards were for Restricted Stock and subject to such other terms and conditions as the Committee may determine (including, but not limited to, requiring or permitting deferral of the payment of such Awards after the time that Participants become vested in them, notwithstanding any provision to the contrary in Section 7.2 above).  Each Restricted Stock Unit shall have the value of one respective Share.  Unless the Committee in its discretion determines otherwise, the holder of Restricted Stock Units shall not have any rights of a Stockholder (including, without limitation, dividend rights and voting rights) with respect to the Shares covered by the Restricted Stock Units.  Restricted Stock Units may be paid at such time as the Committee may determine in its discretion and payments may be made in cash, Shares, or a combination thereof, as determined by the Committee in its discretion.  Restricted Stock Units that become vested must be settled by the 15th day of the third month following the calendar year in which such vesting occurs.  Alternatively, the Award may provide for deferred settlement, provided that the deferral election(s) and designated settlement date(s) or event(s), as well as the Award Agreement itself, satisfy the election, distribution timing and documentation requirements of Section 409A of the Code.

ARTICLE 8 – OTHER AWARDS

Subject to the terms of the Plan, the Committee may grant any types of Awards other than those that are specifically set forth in Articles 6 through 7 hereof, including, but not limited to, the payment of Shares in lieu of cash under any Company incentive bonus plan or program.  Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the terms and conditions of such Other Awards.

ARTICLE 9 – AWARD AGREEMENTS

9.1           In General.  Each Award shall be evidenced by an Award Agreement that shall include such provisions as the Committee shall determine and that shall specify:

In the case of an Option, the number of respective Shares to which the Option pertains, the Option exercise price or grant price, the term of the Option, the schedule on which the Option becomes exercisable and whether it is intended to be an ISO or an NQSO; and

In the case of Restricted Stock or Restricted Stock Units, the number of respective Shares of Restricted Stock or Restricted Stock Units granted, the applicable restrictions and the Restricted Period(s).

9.2           Severance from Service.  Each Award Agreement shall set forth the extent to which the Participant shall have rights under the Award following the Participant’s severance from service with the Company and its Subsidiaries (within the meaning of Section 409A of the Code).  The Award Agreement may make distinctions based on the reason for the Participant’s severance from service (subject to Section 409A of the Code).

9.3           Restrictions on Transferability.  Subject to the provisions of the Plan, each Award Agreement shall set forth such restrictions on the transferability of the Award and on the transferability of Shares acquired pursuant to the Award as the Committee may deem advisable, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or then traded, and under any blue sky or state securities laws applicable to such Shares.  In the case of an ISO (and in the case of any other Award, except as otherwise provided in the Award Agreement), a Participant’s Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant.

9.4           Uniformity Not Required.  The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant or among all Awards granted at the same time.

ARTICLE 10 – PERFORMANCE MEASURES

10.1           Performance Criteria.  Unless and until the Company’s stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants may be measured or applied to an individual, a business unit or division, the Company and any one or more of its subsidiaries, or such other operating units as the Committee may designate, may be expressed in absolute or relative terms, and shall be chosen from among, and may include any combination of, the following:

•	income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, profits before or after taxes, net income or earnings per share);
•	return measures (including, but not limited to, return on assets, investment, equity or sales or pre-tax margin);
•	cash flow thresholds;
•	gross revenues;
•	sales results;
•	market share results;
•	economic value added; or
•	share price (including, but not limited to, growth measures and total stockholder return).

10.2           Adjustments.  The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Awards downward).

10.3           Certification.  In the case of any Award that is granted subject to the condition that a specified performance measure be achieved, no payment under such Award shall be made prior to the time that the Committee certifies in writing that the performance measure has been achieved.  For this purpose, approved minutes of the Committee meeting at which the certification is made shall be treated as a written certification.  No such certification is required, however, in the case of an Award that is based solely on an increase in the value of a Share from the date such Award was made.

ARTICLE 11 – BENEFICIARY DESIGNATION

Each Participant may, from time to time, name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant with respect to such benefit, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, any benefits remaining unpaid under the Plan at the Participant’s death shall be paid to the Participant’s estate unless otherwise provided in the Award Agreement.

ARTICLE 12 – DEFERRALS

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due pursuant to the terms of an Award, provided, however, that any such deferral arrangement shall be structured in a manner that is intended to satisfy the election and distribution timing and documentation requirements of Section 409A of the Code.

ARTICLE 13 – NO RIGHT TO EMPLOYMENT OR PARTICIPATION

13.1           Employment.  The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Employee’s employment at any time, and the Plan shall not confer upon any Employee the right to continue in the employ of the Company or of any Subsidiary.

13.2           Participation.  No Employee shall have the right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.

ARTICLE 14 – CHANGE OF CONTROL

In the event of a Change of Control, the Board may in its sole discretion direct that (a) all Option holders shall be permitted to exercise their outstanding Options in whole or in part (whether or not otherwise exercisable) immediately prior to such Change of Control or (b) if, as part of a Change of Control transaction, the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Shares (whether or not such Exchange Stock is the sole consideration), the Board may direct that all Options for Shares that are outstanding at the time of the Change of Control transaction shall be converted into Options (as the case may be) for shares of Exchange Stock, such that the vesting and other terms and conditions of the converted options shall be substantially the same as the vesting and corresponding other terms and conditions of the original Options.  The Board, acting in its discretion, may accelerate vesting of other non-vested awards, and cause cash settlements and/or other adjustments to be made to any outstanding awards (including, without limitation, Options) as it deems appropriate in the context of a Change of Control transaction, taking into account with respect to other Awards the manner in which outstanding Options are being treated.  To the extent determined by the Committee, any outstanding options that are not exercised before a Change of Control described in Section 2.5(c) or (d) shall thereupon terminate.

ARTICLE 15 – AMENDMENT AND TERMINATION

15.1           Amendment and Termination.  Subject to the terms of the Plan, the Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided that, unless the Committee specifically provides otherwise, any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the Stockholders of the Company shall not be effective unless and until stockholder approval is obtained.

15.2           Term of the Plan.  Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the date of its adoption by the Company’s stockholders.

15.3           Outstanding Awards.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment or modification of the Plan shall cause, without the consent of the Participant, any previously granted Awards to be forfeited or altered in a way that adversely affects the Participant.  After the termination of the Plan, any previously granted Award shall remain in effect and shall continue to be governed by the terms of the Plan, the Award and any applicable Award Agreement.

ARTICLE 16 – TAX WITHHOLDING

16.1           Tax Withholding.  The Company and its Subsidiaries shall have the power and the right to deduct or withhold, or to require a Participant to remit to the Company or to a Subsidiary, an amount that the Company or a Subsidiary reasonably determines to be required to comply with federal, state, local or foreign tax withholding requirements.

16.2           Share Withholding.  With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax that could be imposed on the transaction.  All such elections shall be irrevocable, made in writing, signed by the Participant and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

ARTICLE 17 – SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18 – LEGAL CONSTRUCTION

18.1           Severability.  If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.2           Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.3           Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

JUNE 26, 2012
NORWALK, CONNECTICUT

PROXY

TRANS-LUX CORPORATION
ANNUAL MEETING OF STOCKHOLDERS — JUNE 26, 2012
(SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints J.M. ALLAIN and ANGELA D. TOPPI, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the Norwalk Public Library, Chess Room – 2nd Floor, 1 Belden Avenue, Norwalk, Connecticut, 06850 on June 26, 2012 at 10:00 A.M., and at any adjournment or postponement thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment or postponement thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card becomes unable to serve:

Directors recommend votes FOR Items 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 2(a), 2(b), 2(c), 3, 4 and 5.

Item 1(a)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to increase authorized shares and reduce the par value of Common Stock and reduce the par value of Preferred Stock.
	☐	☐	☐

Item 1(b)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to remove Class A Stock from authorized capital stock by amending Article Fourth of the Certificate.
	☐	☐	☐

Item 1(c)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to remove Class B Stock from authorized capital stock by amending Article Fourth of the Certificate.
	☐	☐	☐

Item 1(d)	FOR	AGAINST	ABSTAIN
Approve the amendment of the Corporation’s Restated Certificate of Incorporation to conform Article Fourth to reflect the removal of Class A Stock and Class B Stock from authorized capital stock, update certain provisions of Article Fourth and set the voting power of the Common Stock.

	☐	☐	☐

Item 1(e)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to update certain provisions therein, including replacing Article Third and Article Fifth.
	☐	☐	☐

Item 1(f)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to update Article Eighth.
	☐	☐	☐

Item 2(a)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to repeal Articles Ninth and Tenth.
	☐	☐	☐

Item 2(b)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to repeal the super-majority voting requirement contained in Article Fourth.
	☐	☐	☐

Item 2(c)	FOR	AGAINST	ABSTAIN	Approve the amendment of the Corporation’s Restated Certificate of Incorporation to repeal Article Twelfth.
	☐	☐	☐

Item 3	FOR	AGAINST	ABSTAIN	Approve the adoption of the 2012 Long-Term Incentive Plan.
	☐	☐	☐

Item 4	FOR	WITHHELD		Election of Salvatore J. Zizza to serve as director for a three-year term, until his successor shall be elected and shall have qualified.
	☐	☐

Item 5	FOR	AGAINST	ABSTAIN	Ratify the retention of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the ensuing fiscal year.
	☐	☐	☐

(Continued and to be signed on other side.)

(Continued from other side.)

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED UNDER ITEM 1, TO APPROVE THE AMENDMENT OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION TO (a) INCREASE AUTHORIZED SHARES AND REDUCE THE PAR VALUE OF COMMON STOCK AND REDUCE THE PAR VALUE OF PREFERRED STOCK, (b) REMOVE CLASS A STOCK FROM AUTHORIZED CAPITAL STOCK, (c) REMOVE CLASS B STOCK FROM AUTHORIZED CAPITAL STOCK, (d) CONFORM OTHER PROVISIONS OF ARTICLE FOURTH TO REFLECT ITEMS (b) AND (c) ABOVE, UPDATE CERTAIN PROVISIONS OF ARTICLE FOURTH AND SET THE VOTING POWER OF THE COMMON STOCK, (e) UPDATE CERTAIN PROVISIONS OF THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION AND (f) UPDATE ARTICLE EIGHTH OF THE CERTIFICATE, “FOR” THE PROPOSALS LISTED UNDER ITEM 2, TO REPEAL ARTICLES NINTH, TENTH AND TWELFTH, AS WELL AS THE PROVISION IN ARTICLE FOURTH, REGARDING SUPER-MAJORITY VOTING REQUIREMENTS, “FOR” ITEM 3, TO ADOPT THE 2012 LONG-TERM INCENTIVE PLAN, “FOR” ITEM 4, FOR THE ELECTION OF THE DIRECTOR, AND “FOR” ITEM 5, TO RATIFY THE RETENTION OF BDO USA, LLP, AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE ENSUING FISCAL YEAR.

Said attorneys and proxies, acting individually, or their substitutes at said meeting, or any adjournment or postponement thereof, may exercise all of the powers hereby given.  Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated May 18, 2012.

Dated: ________________, 2012

________________________(L.S.)
Stockholder(s) Signature

________________________(L.S.)

NOTE: This proxy properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope to TRANS-LUX CORPORATION, 26 Pearl Street, Norwalk, Connecticut 06850.  If the signer is a corporation, sign in full the corporate name by a duly authorized officer.  If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.